Exhibit 99.2

Supplemental Information

Third Quarter 2006

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Income statement
Net interest income	$25,992	$22,878	$8,586	$8,630	$8,776	$7,859	$7,735
Noninterest income	28,566	19,403	10,067	9,598	8,901	5,951	6,416
Total revenue	54,558	42,281	18,653	18,228	17,677	13,810	14,151
Provision for credit losses	3,440	2,614	1,165	1,005	1,270	1,400	1,159
Gains (losses) on sales of debt securities	(464)	1,013	(469)	(9)	14	71	29
Noninterest expense	26,504	21,361	8,863	8,717	8,924	7,320	7,285
Income tax expense	8,273	6,428	2,740	3,022	2,511	1,587	1,895
Net income	15,877	12,891	5,416	5,475	4,986	3,574	3,841
Diluted earnings per common share	3.44	3.16	1.18	1.19	1.07	0.88	0.95
Average diluted common shares issued and outstanding	4,614,599	4,072,991	4,570,558	4,601,169	4,666,405	4,053,859	4,054,659
Dividends paid per common share	$1.56	$1.40	$0.56	$0.50	$0.50	$0.50	$0.50

Performance ratios
Return on average assets	1.46%	1.37%	1.43%	1.51%	1.43%	1.09%	1.18%
Return on average common shareholders’ equity	16.44	17.29	16.64	17.26	15.44	14.21	15.09

At period end
Book value per share of common stock	$29.52	$25.28	$29.52	$28.17	$28.19	$25.32	$25.28
Market price per share of common stock:
Closing price	$53.57	$42.10	$53.57	$48.10	$45.54	$46.15	$42.10
High closing price for the period	53.57	47.08	53.57	50.47	47.08	46.99	45.98
Low closing price for the period	43.09	41.60	47.98	45.48	43.09	41.57	41.60
Market capitalization	240,966	168,950	240,966	217,794	208,633	184,586	168,950

Number of banking centers - domestic	5,722	5,844	5,722	5,779	5,786	5,873	5,844
Number of ATMs - domestic	16,846	16,714	16,846	16,984	16,716	16,785	16,714
Full-time equivalent employees	200,220	177,539	200,220	201,898	202,503	176,934	177,539

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions) Fully taxable-equivalent basis data
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Net interest income	$26,860	$23,467	$8,894	$8,926	$9,040	$8,102	$7,933
Total revenue	55,426	42,870	18,961	18,524	17,941	14,053	14,349
Net interest yield	2.85%	2.85%	2.73%	2.85%	2.98%	2.82%	2.78%
Efficiency ratio	47.82	49.83	46.75	47.06	49.74	52.09	50.76

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used to evaluate the Corporation’s use of equity (i.e., capital) at the individual unit level and is an integral component in the analytics for resource allocation. Using SVA as a performance measure places specific focus on whether incremental investments generate returns in excess of the costs of capital associated with those investments. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, and the nine months ended September 30, 2006 and 2005.

Reconciliation of net income to operating earnings
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Net income	$15,877	$12,891	$5,416	$5,475	$4,986	$3,574	$3,841
Merger and restructuring charges	561	353	269	194	98	59	120
Related income tax benefit	(208)	(118)	(100)	(71)	(37)	(19)	(40)

Operating earnings	$16,230	$13,126	$5,585	$5,598	$5,047	$3,614	$3,921

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Average common shareholders’ equity	$129,020	$99,561	$129,098	$127,102	$130,881	$99,677	$100,974
Average goodwill	(66,132)	(45,341)	(66,077)	(66,226)	(66,094)	(45,305)	(45,297)

Average tangible common shareholders’ equity	$62,888	$54,220	$63,021	$60,876	$64,787	$54,372	$55,677

Operating basis

Diluted earnings per common share	$3.52	$3.22	$1.22	$1.22	$1.08	$0.89	$0.97
Return on average assets	1.49%	1.40%	1.48%	1.54%	1.45%	1.10%	1.20%
Return on average common shareholders’ equity	16.81	17.61	17.16	17.65	15.63	14.36	15.39
Return on average tangible common shareholders’ equity	34.48	32.34	35.16	36.85	31.57	26.33	27.91
Efficiency ratio (1)	46.81	49.00	45.33	46.01	49.19	51.66	49.92

Reconciliation of net income to shareholder value added

Net income	$15,877	$12,891	$5,416	$5,475	$4,986	$3,574	$3,841
Amortization of intangibles	1,322	613	441	441	440	196	201
Merger and restructuring charges, net of tax benefit	353	235	169	123	61	40	80
Capital charge	(10,615)	(8,191)	(3,580)	(3,485)	(3,550)	(2,764)	(2,799)

Shareholder value added	$6,937	$5,548	$2,446	$2,554	$1,937	$1,046	$1,323

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Consolidated	Statement of Income

(Dollars in millions, except per share information; shares in thousands)
	Year-to-Date September 30		Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	2006	2005	2006	2006	2006	2005	2005
Interest income
Interest and fees on loans and leases	$35,569	$25,307	$12,638	$11,804	$11,127	$9,536	$8,933
Interest and dividends on securities	9,215	8,122	3,080	3,121	3,014	2,815	2,793
Federal funds sold and securities purchased under agreements to resell	5,755	3,535	2,146	1,900	1,709	1,477	1,382
Trading account assets	5,031	4,158	1,856	1,627	1,548	1,585	1,550
Other interest income	2,524	1,486	952	845	727	605	547

Total interest income	58,094	42,608	20,672	19,297	18,125	16,018	15,205

Interest expense
Deposits	10,491	7,016	3,976	3,508	3,007	2,476	2,471
Short-term borrowings	14,618	7,760	5,467	4,842	4,309	3,855	3,190
Trading account liabilities	1,840	1,745	727	596	517	619	707
Long-term debt	5,153	3,209	1,916	1,721	1,516	1,209	1,102

Total interest expense	32,102	19,730	12,086	10,667	9,349	8,159	7,470

Net interest income	25,992	22,878	8,586	8,630	8,776	7,859	7,735

Noninterest income
Service charges	6,125	5,777	2,147	2,077	1,901	1,927	2,080
Investment and brokerage services	3,334	3,122	1,085	1,146	1,103	1,062	1,060
Mortgage banking income	415	590	189	89	137	215	180
Investment banking income	1,623	1,319	510	612	501	537	522
Equity investment gains	2,122	1,691	705	699	718	521	713
Card income	10,566	4,246	3,473	3,662	3,431	1,507	1,520
Trading account profits	2,706	1,464	731	915	1,060	299	557
Other income	1,675	1,194	1,227	398	50	(117)	(216)

Total noninterest income	28,566	19,403	10,067	9,598	8,901	5,951	6,416

Total revenue	54,558	42,281	18,653	18,228	17,677	13,810	14,151

Provision for credit losses	3,440	2,614	1,165	1,005	1,270	1,400	1,159

Gains (losses) on sales of debt securities	(464)	1,013	(469)	(9)	14	71	29

Noninterest expense
Personnel	13,767	11,209	4,474	4,480	4,813	3,845	3,837
Occupancy	2,100	1,889	696	703	701	699	638
Equipment	978	894	318	316	344	305	300
Marketing	1,713	990	587	551	575	265	307
Professional fees	710	647	259	233	218	283	254
Amortization of intangibles	1,322	613	441	441	440	196	201
Data processing	1,245	1,093	426	409	410	394	361
Telecommunications	685	608	237	228	220	219	206
Other general operating	3,423	3,065	1,156	1,162	1,105	1,055	1,061
Merger and restructuring charges	561	353	269	194	98	59	120

Total noninterest expense	26,504	21,361	8,863	8,717	8,924	7,320	7,285

Income before income taxes	24,150	19,319	8,156	8,497	7,497	5,161	5,736
Income tax expense	8,273	6,428	2,740	3,022	2,511	1,587	1,895

Net income	$15,877	$12,891	$5,416	$5,475	$4,986	$3,574	$3,841

Net income available to common shareholders	$15,868	$12,877	$5,416	$5,471	$4,981	$3,570	$3,836

Per common share information
Earnings	$3.49	$3.21	$1.20	$1.21	$1.08	$0.89	$0.96

Diluted earnings	$3.44	$3.16	$1.18	$1.19	$1.07	$0.88	$0.95

Dividends paid	$1.56	$1.40	$0.56	$0.50	$0.50	$0.50	$0.50

Average common shares issued and outstanding	4,547,693	4,012,924	4,499,704	4,534,627	4,609,481	3,996,024	4,000,573

Average diluted common shares issued and outstanding	4,614,599	4,072,991	4,570,558	4,601,169	4,666,405	4,053,859	4,054,659

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Consolidated Balance Sheet

	September 30 2006	June 30 2006	September 30 2005
(Dollars in millions)
Assets
Cash and cash equivalents	$31,239	$34,545	$32,771
Time deposits placed and other short-term investments	13,006	14,652	11,236
Federal funds sold and securities purchased under agreements to resell	134,595	136,645	135,409
Trading account assets	141,211	134,708	121,256
Derivative assets	23,121	25,526	26,005
Securities:
Available-for-sale	195,095	235,785	227,349
Held-to-maturity, at cost	57	61	136

Total securities	195,152	235,846	227,485

Loans and leases	669,149	667,953	554,612
Allowance for loan and lease losses	(8,872)	(9,080)	(8,326)

Loans and leases, net of allowance	660,277	658,873	546,286

Premises and equipment, net	9,205	9,334	7,659
Mortgage servicing rights (includes $2,932 and $3,083 measured at fair value at September 30 and June 30, 2006)	3,091	3,231	2,763
Goodwill	65,818	66,095	45,298
Intangible assets	9,758	10,338	3,356
Other assets	162,738	115,400	92,743

Total assets	$1,449,211	$1,445,193	$1,252,267

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$169,540	$177,209	$174,990
Interest-bearing	409,718	410,940	390,973
Deposits in foreign offices:
Noninterest-bearing	4,371	6,765	6,750
Interest-bearing	82,276	81,951	53,764

Total deposits	665,905	676,865	626,477

Federal funds purchased and securities sold under agreements to repurchase	258,090	259,108	217,053
Trading account liabilities	64,936	57,486	51,244
Derivative liabilities	15,394	18,633	15,711
Commercial paper and other short-term borrowings	135,056	136,886	107,655
Accrued expenses and other liabilities (includes $388, $395 and $390 of reserve for unfunded lending commitments)	38,494	39,318	33,250
Long-term debt	137,739	129,056	99,149

Total liabilities	1,315,614	1,317,352	1,150,539

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 40,739; 1,090,189 and 1,090,189 shares	826	271	271
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,498,145,315; 4,527,940,943 and 4,013,063,444 shares	63,929	65,822	42,548
Retained earnings	76,271	73,393	65,980
Accumulated other comprehensive income (loss)	(6,867)	(10,973)	(6,580)
Other	(562)	(672)	(491)

Total shareholders’ equity	133,597	127,841	101,728

Total liabilities and shareholders’ equity	$1,449,211	$1,445,193	$1,252,267

Certain	prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Capital Management

(Dollars in millions)
	Third Quarter 2006 (1)	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
Risk-based Capital:
Tier 1 capital	$88,085	$84,978	$83,174	$74,375	$73,572
Total capital	119,074	114,738	111,422	99,901	99,531
Risk-weighted assets	1,039,283	1,019,828	984,190	901,469	889,643
Tier 1 capital ratio	8.48%	8.33%	8.45%	8.25%	8.27%
Total capital ratio	11.46	11.25	11.32	11.08	11.19
Tangible common equity ratio (2)	4.16	3.74	4.02	4.24	4.39
Tier 1 leverage ratio	6.16	6.13	6.18	5.91	5.90

(1)	Preliminary data on risk-based capital
(2)	Tangible common equity ratio equals common shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

59.5 million common shares were repurchased in the third quarter of 2006 as a part of an ongoing share repurchase program.

123.2 million shares remain outstanding under the 2006 authorized program.

29.7 million shares were issued in the third quarter of 2006.

*	Preliminary data on risk-based capital

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data avilable at the time of the presentation.

Bank of America Corporation

Core Net Interest Income - Managed Basis

(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Net Interest Income
As reported (1)	$26,860	$23,467	$8,894	$8,926	$9,040	$8,102	$7,933
Impact of market-based net interest income (2)	(1,165)	(1,527)	(375)	(379)	(411)	(421)	(453)

Core net interest income	25,695	21,940	8,519	8,547	8,629	7,681	7,480
Impact of securitizations	5,195	313	1,760	1,710	1,725	11	52

Core net interest income -managed basis	$30,890	$22,253	$10,279	$10,257	$10,354	$7,692	$7,532

Average Earning Assets
As reported	$1,258,927	$1,100,685	$1,302,366	$1,253,895	$1,219,611	$1,145,550	$1,137,629
Impact of market-based earning assets (3)	(356,831)	(319,856)	(375,960)	(357,549)	(336,552)	(329,299)	(335,043)

Core average earning assets	902,096	780,829	926,406	896,346	883,059	816,251	802,586
Impact of securitizations	97,265	9,905	98,722	96,776	96,268	6,447	7,827

Core average earning assets -managed basis	$999,361	$790,734	$1,025,128	$993,122	$979,327	$822,698	$810,413

Net Interest Yield Contribution
As reported (1)	2.85%	2.85%	2.73%	2.85%	2.98%	2.82%	2.78%
Impact of market-based activities	0.95	0.90	0.94	0.97	0.95	0.93	0.94

Core net interest yield on earning assets	3.80	3.75	3.67	3.82	3.93	3.75	3.72
Impact of securitizations	0.32	0.01	0.33	0.31	0.32	(0.02)	(0.01)

Core net interest yield on earning assets - managed basis	4.12%	3.76%	4.00%	4.13%	4.25%	3.73%	3.71%

(1)	Fully taxable-equivalent basis
(2)	Market-based Net Interest Income represents Net Interest Income from the Capital Markets and Advisory Services business within Global Corporate and Investment Banking.
(3)	Market-based earning assets represents earning assets from the Capital Markets and Advisory Services business within Global Corporate and Investment Banking.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)
	Third Quarter 2006			Second Quarter 2006			Third Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,629	$173	4.39%	$16,691	$168	4.05%	$14,498	$125	3.43%
Federal funds sold and securities purchased under agreements to resell	173,381	2,146	4.94	179,104	1,900	4.25	176,650	1,382	3.12
Trading account assets	146,817	1,928	5.24	133,556	1,712	5.13	142,287	1,578	4.42
Securities	236,033	3,136	5.31	236,967	3,162	5.34	225,952	2,820	4.99
Loans and leases (1):
Residential mortgage	222,889	3,151	5.65	197,228	2,731	5.54	171,012	2,298	5.37
Credit card - domestic	62,508	2,189	13.90	64,980	2,168	13.38	55,271	1,651	11.85
Credit card - foreign	9,455	286	12.02	8,305	269	12.97	—	—	—
Home equity lines	70,075	1,351	7.65	67,182	1,231	7.35	58,046	910	6.22
Direct/Indirect consumer	61,361	1,193	7.74	56,715	1,057	7.46	47,900	702	5.81
Other consumer (2)	11,075	298	10.66	10,804	294	10.95	6,715	170	10.05

Total consumer	437,363	8,468	7.71	405,214	7,750	7.66	338,944	5,731	6.73

Commercial - domestic	153,007	2,805	7.28	148,445	2,695	7.28	127,044	2,095	6.54
Commercial real estate	37,471	724	7.67	36,749	680	7.41	34,663	542	6.20
Commercial lease financing	20,875	232	4.46	20,896	262	5.01	20,402	239	4.69
Commercial - foreign	24,761	454	7.27	24,345	456	7.52	18,444	349	7.51

Total commercial	236,114	4,215	7.09	230,435	4,093	7.12	200,553	3,225	6.38

Total loans and leases	673,477	12,683	7.49	635,649	11,843	7.47	539,497	8,956	6.60

Other earning assets	57,029	914	6.38	51,928	808	6.24	38,745	542	5.57

Total earning assets (3)	1,302,366	20,980	6.41	1,253,895	19,593	6.26	1,137,629	15,403	5.39

Cash and cash equivalents	33,495			35,070			32,969
Other assets, less allowance for loan and lease losses	162,126			167,039			124,156

Total assets	$1,497,987			$1,456,004			$1,294,754

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$34,268	$69	0.81%	$35,681	$76	0.84%	$35,853	$56	0.62%
NOW and money market deposit accounts	212,690	1,053	1.96	221,198	996	1.81	224,341	743	1.31
Consumer CDs and IRAs	147,607	1,658	4.46	141,408	1,393	3.95	130,975	1,094	3.31
Negotiable CDs, public funds and other time deposits	14,105	150	4.19	13,005	123	3.80	4,414	47	4.23

Total domestic interest-bearing deposits	408,670	2,930	2.84	411,292	2,588	2.52	395,583	1,940	1.95

Foreign interest-bearing deposits:
Banks located in foreign countries	38,588	562	5.78	32,456	489	6.05	19,707	292	5.89
Governments and official institutions	12,801	156	4.83	13,428	155	4.63	7,317	62	3.37
Time, savings and other	40,444	328	3.22	37,178	276	2.98	32,024	177	2.19

Total foreign interest-bearing deposits	91,833	1,046	4.52	83,062	920	4.44	59,048	531	3.57

Total interest-bearing deposits	500,503	3,976	3.15	494,354	3,508	2.85	454,631	2,471	2.16

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	429,882	5,467	5.05	408,734	4,842	4.75	339,980	3,190	3.72
Trading account liabilities	69,462	727	4.15	61,263	596	3.90	68,132	707	4.12
Long-term debt	136,769	1,916	5.60	125,620	1,721	5.48	98,326	1,102	4.48

Total interest-bearing liabilities (3)	1,136,616	12,086	4.23	1,089,971	10,667	3.92	961,069	7,470	3.09

Noninterest-bearing sources:
Noninterest-bearing deposits	176,348			180,442			178,140
Other liabilities	55,761			58,218			54,299
Shareholders’ equity	129,262			127,373			101,246

Total liabilities and shareholders’ equity	$1,497,987			$1,456,004			$1,294,754

Net interest spread			2.18			2.34			2.30
Impact of noninterest-bearing sources			0.55			0.51			0.48

Net interest income/yield on earning assets (4)		$8,894	2.73%		$8,926	2.85%		$7,933	2.78%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(2)	Includes consumer finance of $2.9 billion and $3.0 billion in the third and second quarters of 2006, and $3.1 billion in the third quarter of 2005, and foreign consumer of $8.1 billion and $7.8 billion in the third and second quarters of 2006, and $3.5 billion in the third quarter of 2005.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on the underlying assets $(128) million and $(54) million in the third and second quarters of 2006, and $86 million in the third quarter of 2005. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on the underlying liabilities $(48) million and $87 million in the third and second quarters of 2006, and $274 million in the third quarter of 2005.
(4)	Interest income (FTE basis) for the three months ended June 30, 2006, does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to Net Interest Income and net interest yield on earning assets of this retroactive tax adjustment is a reduction of $270 million and 9 bps, respectively, for the three months ended June 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for Net Interest Income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Quarterly Average Balances and Interest Rates -Fully Taxable-equivalent Basis -Isolating Derivative Hedge Income/Expense (1)

(Dollars in millions)
	Third Quarter 2006			Second Quarter 2006			Third Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,629	$201	5.11%	$16,691	$181	4.36%	$14,498	$126	3.46%
Federal funds sold and securities purchased under agreements to resell (2)	173,381	2,239	5.15	179,104	2,014	4.50	176,650	1,457	3.29
Trading account assets	146,817	1,928	5.24	133,556	1,712	5.13	142,287	1,578	4.42
Securities (2)	236,033	3,137	5.31	236,967	3,164	5.34	225,952	2,823	4.99
Loans and leases (3):
Residential mortgage (2)	222,889	3,151	5.65	197,228	2,731	5.54	171,012	2,300	5.37
Credit card - domestic	62,508	2,189	13.90	64,980	2,168	13.38	55,271	1,651	11.85
Credit card - foreign	9,455	286	12.02	8,305	269	12.97	—	—	—
Home equity lines	70,075	1,351	7.65	67,182	1,231	7.35	58,046	910	6.22
Direct/Indirect consumer	61,361	1,193	7.74	56,715	1,057	7.46	47,900	702	5.81
Other consumer (4)	11,075	298	10.66	10,804	294	10.95	6,715	170	10.05

Total consumer	437,363	8,468	7.71	405,214	7,750	7.66	338,944	5,733	6.73

Commercial - domestic (2)	153,007	2,827	7.33	148,445	2,619	7.08	127,044	1,898	5.93
Commercial real estate	37,471	724	7.67	36,749	680	7.41	34,663	542	6.20
Commercial lease financing	20,875	232	4.46	20,896	262	5.01	20,402	239	4.69
Commercial - foreign (2)	24,761	447	7.17	24,345	455	7.50	18,444	349	7.50

Total commercial	236,114	4,230	7.11	230,435	4,016	6.99	200,553	3,028	5.99

Total loans and leases	673,477	12,698	7.50	635,649	11,766	7.42	539,497	8,761	6.45

Other earning assets (2)	57,029	905	6.31	51,928	810	6.25	38,745	572	5.87

Total earning assets - excluding hedge impact	1,302,366	21,108	6.45	1,253,895	19,647	6.28	1,137,629	15,317	5.36

Net derivative income (expense) on assets		(128)			(54)			86

Total earning assets - including hedge impact	1,302,366	20,980	6.41	1,253,895	19,593	6.26	1,137,629	15,403	5.39

Cash and cash equivalents	33,495			35,070			32,969
Other assets, less allowance for loan and lease losses	162,126			167,039			124,156

Total assets	$1,497,987			$1,456,004			$1,294,754

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$34,268	$69	0.81%	$35,681	$76	0.84%	$35,853	$56	0.62%
NOW and money market deposit accounts (2)	212,690	1,048	1.95	221,198	995	1.80	224,341	742	1.31
Consumer CDs and IRAs (2)	147,607	1,435	3.86	141,408	1,230	3.49	130,975	889	2.69
Negotiable CDs, public funds and other time deposits (2)	14,105	148	4.14	13,005	121	3.74	4,414	34	3.02

Total domestic interest-bearing deposits	408,670	2,700	2.62	411,292	2,422	2.36	395,583	1,721	1.73

Foreign interest-bearing deposits:
Banks located in foreign countries (2)	38,588	577	5.93	32,456	476	5.88	19,707	259	5.21
Governments and official institutions	12,801	156	4.83	13,428	155	4.63	7,317	62	3.37
Time, savings and other	40,444	328	3.22	37,178	276	2.98	32,024	177	2.19

Total foreign interest-bearing deposits	91,833	1,061	4.58	83,062	907	4.38	59,048	498	3.35

Total interest-bearing deposits	500,503	3,761	2.98	494,354	3,329	2.70	454,631	2,219	1.94

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	429,882	5,855	5.41	408,734	5,021	4.93	339,980	3,084	3.60
Trading account liabilities	69,462	727	4.15	61,263	596	3.90	68,132	707	4.12
Long-term debt (2)	136,769	1,791	5.24	125,620	1,634	5.20	98,326	1,186	4.83

Total interest-bearing liabilities - excluding hedge impact	1,136,616	12,134	4.24	1,089,971	10,580	3.89	961,069	7,196	2.98

Net derivative (income) expense on liabilities		(48)			87			274

Total interest-bearing liabilities - including hedge impact	1,136,616	12,086	4.23	1,089,971	10,667	3.92	961,069	7,470	3.09

Noninterest-bearing sources:
Noninterest-bearing deposits	176,348			180,442			178,140
Other liabilities	55,761			58,218			54,299
Shareholders’ equity	129,262			127,373			101,246

Total liabilities and shareholders’ equity	$1,497,987			$1,456,004			$1,294,754

Net interest spread			2.21			2.39			2.39
Impact of noninterest-bearing sources			0.54			0.51			0.46

Net interest income/yield on earning assets - excluding hedge impact		$8,974	2.75%		$9,067	2.90%		$8,121	2.85%

Net impact of derivative hedge income (expense)		(80)	(0.02)		(141)	(0.05)		(188)	(0.07)

Net interest income/yield on earning assets (5)		$8,894	2.73%		$8,926	2.85%		$7,933	2.78%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(28) million, federal funds sold and securities purchased under agreements to resell $(93) million, securities $(1) million, commercial-domestic $(22) million, commercial-foreign $7 million, and other earning assets $9 million in the third quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $5 million, consumer CDs and IRAs $223 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $(15) million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(388) million, and long-term debt $125 million in the third quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(13) million, federal funds sold and securities purchased under agreements to resell $(114) million, securities $(2) million, commercial-domestic $76 million, commercial-foreign $1 million, and other earning assets $(2) million in the second quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $1 million, consumer CDs and IRAs $163 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $13 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(179) million, and long-term debt $87 million in the second quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(1) million, federal funds sold and securities purchased under agreements to resell $(75) million, securities $(3) million, residential mortgage $(2) million, commercial-domestic $197 million, and other earning assets $(30) million in the third quarter of 2005. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $1 million, consumer CDs and IRAs $205 million, negotiable CDs, public funds and other time deposits $13 million, banks located in foreign countries $33 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $106 million, and long-term debt $(84) million in the third quarter of 2005.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes consumer finance of $2.9 billion and $3.0 billion in the third and second quarters of 2006, and $3.1 billion in the third quarter of 2005, and foreign consumer of $8.1 billion and $7.8 billion in the third and second quarters of 2006, and $3.5 billion in the third quarter of 2005.
(5)	Interest income (FTE basis) for the three months ended June 30, 2006, does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to Net Interest Income and net interest yield on earning assets of this retroactive tax adjustment is a reduction of $270 million and 9 bps, respectively, for the three months ended June 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for Net Interest Income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)
	Nine Months Ended September 30
	2006			2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,560	$480	4.12%	$14,175	$339	3.20%
Federal funds sold and securities purchased under agreements to resell	175,727	5,755	4.37	170,219	3,535	2.77
Trading account assets	137,961	5,263	5.09	131,500	4,235	4.30
Securities	235,874	9,341	5.28	219,314	8,205	4.99
Loans and leases (1):
Residential mortgage	201,777	8,406	5.56	172,090	6,997	5.43
Credit card - domestic	65,198	6,537	13.40	53,033	4,505	11.36
Credit card - foreign	8,725	842	12.91	—	—	—
Home equity lines	67,173	3,694	7.35	54,845	2,401	5.85
Direct/Indirect consumer	57,724	3,236	7.49	44,240	1,886	5.70
Other consumer (2)	10,748	864	10.73	6,995	485	9.24

Total consumer	411,345	23,579	7.66	331,203	16,274	6.56

Commercial - domestic	148,746	7,990	7.18	124,937	5,987	6.41
Commercial real estate	36,968	2,036	7.36	33,727	1,449	5.75
Commercial lease financing	20,762	741	4.76	20,529	751	4.88
Commercial - foreign	24,088	1,337	7.42	17,935	913	6.81

Total commercial	230,564	12,104	7.02	197,128	9,100	6.17

Total loans and leases	641,909	35,683	7.43	528,331	25,374	6.42

Other earning assets	51,896	2,440	6.28	37,146	1,509	5.43

Total earning assets (3)	1,258,927	58,962	6.25	1,100,685	43,197	5.24

Cash and cash equivalents	34,469			33,033
Other assets, less allowance for loan and lease losses	163,691			124,323

Total assets	$1,457,087			$1,258,041

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,162	$221	0.84%	$36,961	$143	0.52%
NOW and money market deposit accounts	220,443	2,957	1.79	228,936	2,118	1.24
Consumer CDs and IRAs	141,407	4,228	4.00	125,755	3,063	3.26
Negotiable CDs, public funds and other time deposits	11,907	343	3.84	7,463	223	4.00

Total domestic interest-bearing deposits	408,919	7,749	2.53	399,115	5,547	1.86

Foreign interest-bearing deposits:
Banks located in foreign countries	33,751	1,475	5.84	22,437	846	5.04
Governments and official institutions	12,152	418	4.60	7,363	164	2.99
Time, savings and other	37,606	849	3.02	31,261	459	1.96

Total foreign interest-bearing deposits	83,509	2,742	4.39	61,061	1,469	3.22

Total interest-bearing deposits	492,428	10,491	2.85	460,176	7,016	2.04

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	412,948	14,618	4.73	313,692	7,760	3.31
Trading account liabilities	61,126	1,840	4.03	57,962	1,745	4.03
Long-term debt	126,541	5,153	5.43	97,072	3,209	4.41

Total interest-bearing liabilities (3)	1,093,043	32,102	3.92	928,902	19,730	2.84

Noninterest-bearing sources:
Noninterest-bearing deposits	178,124			173,438
Other liabilities	56,664			55,869
Shareholders’ equity	129,256			99,832

Total liabilities and shareholders’ equity	$1,457,087			$1,258,041

Net interest spread			2.33			2.40
Impact of noninterest-bearing sources			0.52			0.45

Net interest income/yield on earning assets (4)		$26,860	2.85%		$23,467	2.85%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(2)	Includes consumer finance of $3.0 billion and $3.2 billion and foreign consumer of $7.8 billion and $3.5 billion for the nine months ended September 30, 2006 and 2005.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on the underlying assets $(174) million and $675 million in the nine months ended September 30, 2006 and 2005. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $175 million and $1.1 billion in the nine months ended September 30, 2006 and 2005.
(4)	Interest income (FTE basis) for the nine months ended September 30, 2006 does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to Net Interest Income and net interest yield on earning assets of this retroactive tax adjustment is a reduction of $270 million and 3 bps, respectively, for the nine months ended September 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for Net Interest Income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge Income/Expense (1)

(Dollars in millions)
	Nine Months Ended September 30
	2006			2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,560	$524	4.51%	$14,175	$341	3.23%
Federal funds sold and securities purchased under agreements to resell (2)	175,727	6,053	4.60	170,219	3,576	2.81
Trading account assets	137,961	5,263	5.09	131,500	4,235	4.30
Securities (2)	235,874	9,344	5.28	219,314	8,215	4.99
Loans and leases (3):
Residential mortgage (2)	201,777	8,406	5.56	172,090	6,977	5.41
Credit card - domestic	65,198	6,537	13.40	53,033	4,505	11.36
Credit card - foreign	8,725	842	12.91	—	—	—
Home equity lines	67,173	3,694	7.35	54,845	2,401	5.85
Direct/Indirect consumer	57,724	3,236	7.49	44,240	1,886	5.70
Other consumer (4)	10,748	864	10.73	6,995	485	9.24

Total consumer	411,345	23,579	7.66	331,203	16,254	6.56

Commercial - domestic (2)	148,746	7,825	7.03	124,937	5,157	5.52
Commercial real estate	36,968	2,036	7.36	33,727	1,449	5.75
Commercial lease financing	20,762	741	4.76	20,529	751	4.88
Commercial - foreign (2)	24,088	1,328	7.37	17,935	911	6.79

Total commercial	230,564	11,930	6.92	197,128	8,268	5.61

Total loans and leases	641,909	35,509	7.39	528,331	24,522	6.20

Other earning assets (2)	51,896	2,443	6.29	37,146	1,633	5.87

Total earning assets - excluding hedge impact	1,258,927	59,136	6.27	1,100,685	42,522	5.16

Net derivative income (expense) on assets		(174)			675

Total earning assets - including hedge impact	1,258,927	58,962	6.25	1,100,685	43,197	5.24

Cash and cash equivalents	34,469			33,033
Other assets, less allowance for loan and lease losses	163,691			124,323

Total assets	$1,457,087			$1,258,041

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,162	$221	0.84%	$36,961	$143	0.52%
NOW and money market deposit accounts (2)	220,443	2,949	1.79	228,936	2,099	1.23
Consumer CDs and IRAs (2)	141,407	3,687	3.49	125,755	2,324	2.47
Negotiable CDs, public funds and other time deposits (2)	11,907	337	3.78	7,463	162	2.90

Total domestic interest-bearing deposits	408,919	7,194	2.35	399,115	4,728	1.58

Foreign interest-bearing deposits:
Banks located in foreign countries (2)	33,751	1,456	5.77	22,437	729	4.34
Governments and official institutions	12,152	418	4.60	7,363	164	2.99
Time, savings and other	37,606	849	3.02	31,261	459	1.96

Total foreign interest-bearing deposits	83,509	2,723	4.36	61,061	1,352	2.96

Total interest-bearing deposits	492,428	9,917	2.69	460,176	6,080	1.77

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	412,948	15,251	4.94	313,692	7,400	3.15
Trading account liabilities	61,126	1,840	4.03	57,962	1,745	4.03
Long-term debt (2)	126,541	4,919	5.18	97,072	3,424	4.70

Total interest-bearing liabilities - excluding hedge impact	1,093,043	31,927	3.90	928,902	18,649	2.68

Net derivative expense on liabilities		175			1,081

Total interest-bearing liabilities - including hedge impact	1,093,043	32,102	3.92	928,902	19,730	2.84

Noninterest-bearing sources:
Noninterest-bearing deposits	178,124			173,438
Other liabilities	56,664			55,869
Shareholders’ equity	129,256			99,832

Total liabilities and shareholders’ equity	$1,457,087			$1,258,041

Net interest spread			2.37			2.48
Impact of noninterest-bearing sources			0.52			0.41

Net interest income/yield on earning assets - excluding hedge impact		$27,209	2.89%		$23,873	2.89%

Net impact of derivative hedge income (expense)		(349)	(0.04)		(406)	(0.04)

Net interest income/yield on earning assets (5)		$26,860	2.85%		$23,467	2.85%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(44) million, federal funds sold and securities purchased under agreements to resell $(298) million, securities $(3) million, commercial-domestic $165 million, commercial-foreign $9 million, and other earning assets $(3) million for the nine months ended September 30, 2006. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $8 million, consumer CDs and IRAs $541 million, negotiable CDs, public funds and other time deposits $6 million, banks located in foreign countries $19 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(633) million, and long-term debt $234 million for the nine months ended September 30, 2006. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on time deposits placed and other short-term investments $(2) million, federal funds sold and securities purchased under agreements to resell $(41) million, securities $(10) million, residential mortgages $20 million, commercial-domestic $830 million, commercial-foreign $2 million, and other earning assets $(124) million for the nine months ended September 30, 2005. Interest expense excludes the impact of interest rate risk management contracts which increased (decreased) interest expense on NOW and money market deposit accounts $19 million, consumer CDs and IRAs $739 million, negotiable CDs, public funds and other time deposits $61 million, banks located in foreign countries $117 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $360 million, and long-term debt $(215) million for the nine months ended September 30, 2005.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes consumer finance of $3.0 billion and $3.2 billions and foreign consumer of $7.8 and $3.5 billion for the nine months ended September 30, 2006 and 2005.
(5)	Interest income (FTE basis) for the nine months ended September 30, 2006 does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to Net Interest Income and net interest yield on earning assets of this retroactive tax adjustment is a reduction of $270 million and 3 bps, respectively, for the nine months ended September 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for Net Interest Income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Business Segment View

Net Income

Third Quarter 2006

Revenue*

Third Quarter 2006

*	Fully taxable-equivalent basis

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results (1)

(Dollars in millions; except as noted)
	Year-to-Date September 30		Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	2006	2005	2006	2006	2006	2005	2005
Net interest income (2)	$15,788	$12,555	$5,243	$5,199	$5,346	$4,343	$4,238
Noninterest income
Service charges	3,949	3,734	1,410	1,349	1,190	1,261	1,386
Mortgage banking income	630	741	215	210	205	271	230
Card income	9,983	3,760	3,262	3,462	3,259	1,325	1,344
All other income	712	238	313	259	140	95	68

Total noninterest income	15,274	8,473	5,200	5,280	4,794	2,952	3,028

Total revenue (2)	31,062	21,028	10,443	10,479	10,140	7,295	7,266

Provision for credit losses	3,420	2,973	1,144	1,029	1,247	1,299	1,107
Gains (losses) on sales of debt securities	(1)	(2)	—	—	(1)	(1)	(1)
Noninterest expense	13,957	9,839	4,730	4,542	4,685	3,286	3,255

Income before income taxes (2)	13,684	8,214	4,569	4,908	4,207	2,709	2,903
Income tax expense	5,040	2,956	1,680	1,801	1,559	965	1,061

Net income	$8,644	$5,258	$2,889	$3,107	$2,648	$1,744	$1,842

Shareholder value added	$4,546	$3,297	$1,542	$1,753	$1,251	$1,004	$1,177
Net interest yield (2)	6.40%	5.61%	6.33%	6.31%	6.58%	5.78%	5.61%
Return on average equity	18.16	24.29	18.42	19.71	16.41	21.99	25.23
Efficiency ratio (2)	44.93	46.79	45.31	43.33	46.21	45.03	44.80

Balance Sheet
Average
Total loans and leases	$189,378	$142,267	$193,845	$187,607	$186,604	$149,251	$145,726
Total earning assets (3)	329,612	299,244	328,861	330,559	329,421	297,894	299,770
Total assets (3)	392,256	326,490	390,895	393,179	392,715	325,511	326,869
Total deposits	331,546	305,924	330,368	333,999	330,269	306,616	310,530
Allocated equity	63,628	28,946	62,239	63,243	65,435	31,464	28,968

Period End
Total loans and leases	$195,728	$147,714	$195,728	$189,214	$183,836	$151,657	$147,714
Total earning assets (3)	331,734	299,378	331,734	328,607	338,576	302,619	299,378
Total assets (3)	394,920	326,926	394,920	393,991	401,126	331,259	326,926
Total deposits	330,789	313,059	330,789	336,841	340,463	306,101	313,059

Period End (in billions)
Mortgage servicing portfolio	$323.3	$288.5	$323.3	$313.0	$302.4	$296.8	$288.5

(1)	Global Consumer and Small Business Banking has four primary businesses: Deposits, Card Services, Mortgage, and Home Equity. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g., insurance).
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and Total Assets include asset allocations to match liabilities (i.e., deposits).

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - GAAP (Purchase View)

(Dollars in millions)
	Three Months Ended September 30, 2006
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$5,243	$2,463	$2,224	$150	$351	$55
Noninterest income
Service charges	1,410	1,410	—	—	—	—
Mortgage banking income	215	—	—	192	23	—
Card income	3,262	501	2,761	—	—	—
All other income	313	—	345	12	—	(44)

Total noninterest income	5,200	1,911	3,106	204	23	(44)

Total revenue (3)	10,443	4,374	5,330	354	374	11

Provision for credit losses	1,144	51	1,032	6	11	44
Gains (losses) on sales of debt securities	—	—	—	—	—	—
Noninterest expense	4,730	2,267	1,956	253	169	85

Income before income taxes (3)	4,569	2,056	2,342	95	194	(118)
Income tax expense	1,680	756	862	35	71	(44)

Net income	$2,889	$1,300	$1,480	$60	$123	$(74)

Shareholder value added	$1,542	$966	$540	$6	$80	$(50)
Net interest yield (3)	6.33%	2.93%	8.92%	1.79%	2.40%	n/m
Return on average equity	18.42	33.96	13.20	12.21	31.44	n/m
Efficiency ratio (3)	45.31	51.85	36.68	71.72	45.16	n/m
Period end - total assets (4)	$394,920	$345,940	$138,161	$38,206	$59,700	n/m

	Three Months Ended September 30, 2005
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$4,238	$2,182	$1,306	$194	$333	$223
Noninterest income
Service charges	1,386	1,386	—	—	—	—
Mortgage banking income	230	—	—	209	21	—
Card income	1,344	404	940	—	—	—
All other income	68	—	3	4	—	61

Total noninterest income	3,028	1,790	943	213	21	61

Total revenue (3)	7,266	3,972	2,249	407	354	284

Provision for credit losses	1,107	38	1,010	8	9	42
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	3,255	2,026	732	252	159	86

Income before income taxes (3)	2,903	1,908	507	147	186	155
Income tax expense	1,061	698	185	54	69	55

Net income	$1,842	$1,210	$322	$93	$117	$100

Shareholder value added	$1,177	$879	$58	$45	$86	$109
Net interest yield (3)	5.61%	2.77%	9.00%	2.00%	2.71%	n/m
Return on average equity	25.23	32.10	11.14	21.04	40.55	n/m
Efficiency ratio (3)	44.80	51.03	32.53	61.94	44.77	n/m
Period end - total assets (4)	$326,926	$327,975	$63,055	$44,606	$49,653	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which decreased average deposits $49.2 billion and $41.5 billion for the three months ended September 30, 2006 and 2005.
(2)	Card Services presented on a held view
(3)	Fully taxable-equivalent basis
(4)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - GAAP (Purchase View)

(Dollars in millions)
	Nine Months Ended September 30, 2006
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$15,788	$7,279	$6,535	$445	$1,029	$500
Noninterest income
Service charges	3,949	3,949	—	—	—	—
Mortgage banking income	630	—	—	567	63	—
Card income	9,983	1,406	8,577	—	—	—
All other income	712	—	917	33	—	(238)

Total noninterest income	15,274	5,355	9,494	600	63	(238)

Total revenue (3)	31,062	12,634	16,029	1,045	1,092	262

Provision for credit losses	3,420	109	3,142	15	31	123
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	13,957	6,693	5,816	724	480	244

Income before income taxes (3)	13,684	5,832	7,071	306	581	(106)
Income tax expense	5,040	2,148	2,604	113	214	(39)

Net income	$8,644	$3,684	$4,467	$193	$367	$(67)

Shareholder value added	$4,546	$2,701	$1,656	$38	$253	$(102)
Net interest yield (3)	6.40%	2.91%	8.95%	1.77%	2.48%	n/m
Return on average equity	18.16	32.57	13.33	13.64	35.50	n/m
Efficiency ratio (3)	44.93	52.98	36.28	69.36	43.98	n/m
Period end - total assets (4)	$394,920	$345,940	$138,161	$38,206	$59,700	n/m

	Nine Months Ended September 30, 2005
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income (3)	$12,555	$6,202	$3,671	$574	$958	$1,150
Noninterest income
Service charges	3,734	3,734	—	—	—	—
Mortgage banking income	741	—	—	681	60	—
Card income	3,760	1,140	2,620	—	—	—
All other income	238	—	50	13	—	175

Total noninterest income	8,473	4,874	2,670	694	60	175

Total revenue (3)	21,028	11,076	6,341	1,268	1,018	1,325

Provision for credit losses	2,973	50	2,808	15	27	73
Gains (losses) on sales of debt securities	(2)	—	—	—	—	(2)
Noninterest expense	9,839	6,026	2,257	785	502	269

Income before income taxes (3)	8,214	5,000	1,276	468	489	981
Income tax expense	2,956	1,803	458	169	177	349

Net income	$5,258	$3,197	$818	$299	$312	$632

Shareholder value added	$3,297	$2,217	$71	$163	$222	$624
Net interest yield (3)	5.61%	2.69%	8.91%	2.05%	2.74%	n/m
Return on average equity	24.29	28.51	9.88	23.84	37.82	n/m
Efficiency ratio (3)	46.79	54.41	35.59	61.92	49.26	n/m
Period end - total assets (4)	$326,926	$327,975	$63,055	$44,606	$49,653	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which decreased average deposits $47.8 billion and $37.7 billion for the nine months ended September 30, 2006 and 2005.
(2)	Card Services presented on a held view
(3)	Fully taxable-equivalent basis
(4)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - Pro Forma View (1)

(Dollars in millions)
	Three Months Ended September 30, 2005
	Total	Deposits (2)	Card Services (3)	Mortgage	Home Equity	ALM/ Other
Net interest income (4)	$5,097	$2,213	$2,118	$194	$333	$239
Noninterest income
Service charges	1,386	1,386	—	—	—	—
Mortgage banking income	241	—	—	220	21	—
Card income	3,207	404	2,803	—	—	—
All other income	137	—	71	4	—	62

Total noninterest income	4,971	1,790	2,874	224	21	62

Total revenue (4)	10,068	4,003	4,992	418	354	301

Provision for credit losses	1,369	38	1,272	8	9	42
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	4,661	2,026	2,138	252	159	86

Income before income taxes (4)	4,037	1,939	1,582	158	186	172
Income tax expense	1,477	710	578	58	69	62

Net income	$2,560	$1,229	$1,004	$100	$117	$110

Shareholder value added	$1,315	$908	$151	$52	$86	$118
Net interest yield (4)	6.14%	2.58%	8.72%	2.00%	2.71%	n/m
Return on average equity	17.24	32.62	9.61	22.59	40.55	n/m
Efficiency ratio (4)	46.31	50.63	42.84	60.33	44.77	n/m
Period end - total assets (5)	$399,479	$354,600	$144,641	$44,914	$49,653	n/m

	Nine Months Ended September 30, 2005

	Total	Deposits (2)	Card Services (3)	Mortgage	Home Equity	ALM/ Other
Net interest income (4)	$14,986	$6,310	$5,870	$574	$958	$1,274
Noninterest income
Service charges	3,734	3,734	—	—	—	—
Mortgage banking income	773	—	—	713	60	—
Card income	9,161	1,140	8,021	—	—	—
All other income	352	—	164	13	—	175

Total noninterest income	14,020	4,874	8,185	726	60	175

Total revenue (4)	29,006	11,184	14,055	1,300	1,018	1,449

Provision for credit losses	3,673	50	3,508	15	27	73
Gains (losses) on sales of debt securities	(2)	—	—	—	—	(2)
Noninterest expense	14,076	6,026	6,494	785	502	269

Income before income taxes (4)	11,255	5,108	4,053	500	489	1,105
Income tax expense	4,052	1,842	1,459	180	177	394

Net income	$7,203	$3,266	$2,594	$320	$312	$711

Shareholder value added	$3,533	$2,314	$111	$184	$222	$702
Net interest yield (4)	6.11%	2.51%	8.57%	2.05%	2.74%	n/m
Return on average equity	16.38	29.12	8.47	25.45	37.82	n/m
Efficiency ratio (4)	48.53	53.89	46.21	60.41	49.26	n/m
Period end - total assets (5)	$399,479	$354,600	$144,641	$44,914	$49,653	n/m

(1)	Pro Forma View includes the results of MBNA for periods prior to the merger on January 1, 2006. This information is being provided for reference purposes and was previously included in the Corporation’s Form 8-K filed April 10, 2006 containing Unaudited Pro Forma Condensed Combined Financial Information. Certain amounts have been reclassified to conform to current presentation. Reference should be made to the Form 8-K filed April 10, 2006 and to the Form 8-K filed May 25, 2006, which included the Consolidated Financial Statements of the Corporation.
(2)	Reflects Premier Banking and Investments cumulative migration which decreased average deposits $41.5 billion and $37.7 billion for the three and nine months ended September 30, 2005.
(3)	Card Services presented on a held view
(4)	Fully taxable-equivalent basis
(5)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking Business Results: Customer Relationship View

(Dollars in millions) GAAP (Purchase View) (1)
	Three Months Ended September 30, 2006			Three Months Ended September 30, 2005
	Total	Consumer	Mass Market and Small Business Banking	Total	Consumer	Mass Market and Small Business Banking
Net interest income (2)	$5,243	$4,425	$818	$4,238	$3,617	$621
Noninterest income	5,200	4,661	539	3,028	2,613	415

Total revenue (2)	10,443	9,086	1,357	7,266	6,230	1,036

Provision for credit losses	1,144	934	210	1,107	1,023	84
Gains (losses) on sales of debt securities	—	—	—	(1)	(1)	—
Noninterest expense	4,730	4,287	443	3,255	2,845	410

Income before income taxes (2)	4,569	3,865	704	2,903	2,361	542
Income tax expense	1,680	1,419	261	1,061	867	194

Net income	$2,889	$2,446	$443	$1,842	$1,494	$348

	Nine Months Ended September 30, 2006			Nine Months Ended September 30, 2005
	Total	Consumer	Mass Market and Small Business Banking	Total	Consumer	Mass Market and Small Business Banking
Net interest income (2)	$15,788	$13,452	$2,336	$12,555	$10,796	$1,759
Noninterest income	15,274	13,718	1,556	8,473	7,302	1,171

Total revenue (2)	31,062	27,170	3,892	21,028	18,098	2,930

Provision for credit losses	3,420	2,894	526	2,973	2,781	192
Gains (losses) on sales of debt securities	(1)	(1)	—	(2)	(2)	—
Noninterest expense	13,957	12,660	1,297	9,839	8,691	1,148

Income before income taxes (2)	13,684	11,615	2,069	8,214	6,624	1,590
Income tax expense	5,040	4,274	766	2,956	2,386	570

Net income	$8,644	$7,341	$1,303	$5,258	$4,238	$1,020

Pro Forma View (3)
	Three Months Ended September 30, 2005			Nine Months Ended September 30, 2005
	Total	Consumer	Mass Market and Small Business Banking	Total	Consumer	Mass Market and Small Business Banking
Net interest income (2)	$5,097	$4,410	$687	$14,986	$13,044	$1,942
Noninterest income	4,971	4,493	478	14,020	12,670	1,350

Total revenue (2)	10,068	8,903	1,165	29,006	25,714	3,292

Provision for credit losses	1,369	1,251	118	3,673	3,385	288
Gains (losses) on sales of debt securities	(1)	(1)	—	(2)	(2)	—
Noninterest expense	4,661	4,201	460	14,076	12,776	1,300

Income before income taxes (2)	4,037	3,450	587	11,255	9,551	1,704
Income tax expense	1,477	1,266	211	4,052	3,442	610

Net income	$2,560	$2,184	$376	$7,203	$6,109	$1,094

(1)	Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.
(2)	Fully taxable-equivalent basis
(3)	Pro Forma View includes the results of MBNA for periods prior to the merger on January 1, 2006. This information is being provided for reference purposes and was previously included in the Corporation’s Form 8-K filed April 10, 2006 containing Unaudited Pro Forma Condensed Combined Financial Information. Certain amounts have been reclassified to conform to current presentation. Reference should be made to the Form 8-K filed April 10, 2006 and to the Form 8-K filed May 25, 2006, which included the Consolidated Financial Statements of the Corporation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Consumer and Small Business Banking—Key Indicators

(Dollars in millions; except as noted)

	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Deposits Key Indicators
Average Deposit Balances
Checking	$126,309	$122,435	$124,834	$127,754	$126,355	$125,515	$124,424
Savings	31,919	31,995	31,209	32,453	32,104	31,898	32,016
MMS	73,575	68,752	70,339	73,532	76,925	71,941	68,848
CD’s & IRA’s	88,835	75,240	92,644	88,932	84,842	69,382	76,790
Foreign and other	10,908	7,502	11,342	11,328	10,043	7,880	8,452

Total	$331,546	$305,924	$330,368	$333,999	$330,269	$306,616	$310,530

Average cumulative balances migrated to Premier Banking and Investments	$47,771	$37,698	$49,178	$47,900	$46,202	$43,969	$41,457

Deposit Spreads (excludes noninterest costs)
Checking	4.21%	4.18%	4.23%	4.21%	4.18%	4.16%	4.18%
Savings	3.39	4.05	3.42	3.38	3.36	3.53	3.78
MMS	2.71	1.70	2.87	2.75	2.53	2.69	2.02
CD’s & IRA’s	1.22	0.79	1.20	1.25	1.21	1.19	0.90
Foreign and other	3.94	3.71	4.08	4.05	3.67	4.19	3.88
Total	2.97	2.75	3.00	3.00	2.92	3.06	2.82

Net new checking (units in thousands)	2,048	1,875	744	701	603	426	635
Debit purchase volumes	$124,162	$102,287	$42,855	$42,689	$38,618	$39,623	$36,008

Online Banking (end of period) Active accounts (units in thousands)	20,576	14,338	20,576	19,806	19,643	14,698	14,338
Active billpay accounts (units in thousands)	10,838	6,987	10,838	10,410	10,088	7,281	6,987

Credit Key Indicators
Managed Card - US Consumer and Business Card
Gross interest yield	12.66%	11.58%	12.87%	12.54%	12.56%	12.17%	11.92%
Risk adjusted margin (1)	9.56	8.00	8.83	9.49	10.39	4.37	8.44
Loss rates	3.61	6.00	4.18	3.56	3.08	9.35	5.70
Average outstandings (in millions)	$145,293	$60,703	$146,287	$144,198	$145,384	$62,337	$61,905
New account growth (in thousands)	7,018	4,383	2,522	2,332	2,164	929	1,466
Purchase volumes (in millions)	$171,752	$67,916	$59,880	$59,088	$52,784	$26,051	$24,435
Delinquencies
30 Day	5.13%	4.55%	5.13%	4.71%	4.47%	4.13%	4.55%
60 Day	3.47	3.17	3.47	3.23	3.01	2.89	3.17

Mortgage
Mortgage originations (in millions) (2)	$61,818	$66,144	$21,228	$23,378	$17,212	$20,662	$27,511
Mortgage servicing rights Period end balance (in millions)	2,932	2,623	2,932	3,083	2,925	2,658	2,623
Capitalized mortgage servicing rights (% of loans serviced)	127 bps	124 bps	127 bps	139 bps	132 bps	122 bps	124 bps
Mortgage loans serviced for investors (in billions)	$230	$212	$230	$221	$221	$218	$212
Home equity originations (in millions) (2)	60,384	52,401	20,681	21,141	18,562	19,578	17,887

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.
(2)	Includes originations across all business segments.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 20.6 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

10.8 million active bill pay users paid $48.5 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 370 companies are presenting 21.3 million e-bills per quarter.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - GAAP (Purchase View)

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Key Measures - Card Services Data(1)

Managed Income Statement
Held total revenue	$16,029	$6,341	$5,330	$5,466	$5,233	$2,245	$2,249
Securitizations impact	2,340	372	908	778	654	63	92

Managed total revenue	$18,369	$6,713	$6,238	$6,244	$5,887	$2,308	$2,341

% of average managed outstandings	13.0%	14.8%	12.8%	13.3%	12.8%	14.7%	15.0%

Held provision for credit losses	$3,142	$2,808	$1,032	$956	$1,154	$1,191	$1,010
Securitizations impact	2,340	372	908	778	654	63	92

Managed provision for credit losses	$5,482	$3,180	$1,940	$1,734	$1,808	$1,254	$1,102

% of average managed outstandings	3.9%	7.0%	4.0%	3.7%	3.9%	8.0%	7.1%

Held noninterest expense	$5,816	$2,257	$1,956	$1,844	$2,016	$711	$732
Securitizations impact	—	—	—	—	—	—	—

Managed noninterest expense	$5,816	$2,257	$1,956	$1,844	$2,016	$711	$732

% of average managed outstandings	4.1%	5.0%	4.0%	3.9%	4.4%	4.5%	4.7%

Held income before income taxes	$7,071	$1,276	$2,342	$2,666	$2,063	$343	$507
Securitizations impact	—	—	—	—	—	—	—

Managed income before income taxes	$7,071	$1,276	$2,342	$2,666	$2,063	$343	$507

% of average managed outstandings	5.0%	2.8%	4.8%	5.7%	4.5%	2.2%	3.2%

Shareholder Value Added - Managed	$1,609	$61	$524	$725	$360	$(54)	$54

Merchant Acquiring Business:
Processing volume	$282,597	$251,337	$97,044	$97,229	$88,324	$101,601	$91,321
Total transactions (units in thousands)	6,057	5,358	2,101	2,069	1,887	2,058	1,906

(1)	Beginning with the first quarter of 2006, Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services. Prior to January 1, 2006, Card Services included only U.S. Consumer Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - GAAP (Purchase View) continued

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Key Measures - Card Services Data (1)

Loans
Period End:
On-balance sheet	$96,173	$58,427	$96,173	$93,217	$90,533	$61,397	$58,427
Securitizations impact	98,683	3,622	98,683	96,848	94,359	2,239	3,622

Managed	$194,856	$62,049	$194,856	$190,065	$184,892	$63,636	$62,049

Average:
On-balance sheet	$94,332	$54,925	$95,948	$93,115	$93,910	$59,479	$57,414
Securitizations impact	95,050	5,788	97,371	94,952	92,776	2,865	4,491

Managed	$189,382	$60,713	$193,319	$188,067	$186,686	$62,344	$61,905

Credit Quality
Charge-Offs $:
Held net charge-offs	$2,676	$2,353	$1,094	$904	$678	$1,406	$798
Securitizations impact	2,340	372	908	778	654	63	92

Managed card services net losses	$5,016	$2,725	$2,002	$1,682	$1,332	$1,469	$890

Charge-Offs %:
Held net charge-offs	3.79%	5.73%	4.52%	3.89%	2.93%	9.38%	5.51%
Securitizations impact	(0.25)	0.27	(0.41)	(0.30)	(0.04)	(0.03)	0.19

Managed card services net losses	3.54%	6.00%	4.11%	3.59%	2.89%	9.35%	5.70%

30+ Delinquency $:
Held delinquency	$5,123	$2,574	$5,123	$4,528	$3,834	$2,585	$2,574
Securitizations impact	4,429	246	4,429	4,141	4,241	42	246

Managed delinquency	$9,552	$2,820	$9,552	$8,669	$8,075	$2,627	$2,820

30+ Delinquency %:
Held delinquency	5.33%	4.41%	5.33%	4.86%	4.23%	4.21%	4.41%
Securitizations impact	(0.43)	0.13	(0.43)	(0.30)	0.14	(0.08)	0.13

Managed delinquency	4.90%	4.54%	4.90%	4.56%	4.37%	4.13%	4.54%

90+ Delinquency $:
Held delinquency	$2,408	$1,208	$2,408	$2,208	$1,752	$1,232	$1,208
Securitizations impact	1,994	121	1,994	1,980	1,926	20	121

Managed delinquency	$4,402	$1,329	$4,402	$4,188	$3,678	$1,252	$1,329

90+ Delinquency %:
Held delinquency	2.50%	2.07%	2.50%	2.37%	1.94%	2.01%	2.07%
Securitizations impact	(0.24)	0.07	(0.24)	(0.17)	0.05	(0.04)	0.07

Managed delinquency	2.26%	2.14%	2.26%	2.20%	1.99%	1.97%	2.14%

(1)	Beginning with the first quarter of 2006, Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services. Prior to January 1, 2006, Card Services included only U.S. Consumer Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Pro Forma View

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Key Measures - Card Services Data (1)
Managed Income Statement
Held total revenue	$16,029	$14,055	$5,330	$5,466	$5,233	$4,760	$4,992
Securitizations impact	2,340	3,447	908	778	654	1,493	1,093

Managed total revenue	$18,369	$17,502	$6,238	$6,244	$5,887	$6,253	$6,085

% of average managed outstandings	13.0%	13.2%	12.8%	13.3%	12.8%	13.4%	13.4%

Held provision for credit losses	$3,142	$3,508	$1,032	$956	$1,154	$1,402	$1,272
Securitizations impact	2,340	3,447	908	778	654	1,493	1,093

Managed provision for credit losses	$5,482	$6,955	$1,940	$1,734	$1,808	$2,895	$2,365

% of average managed outstandings	3.9%	5.3%	4.0%	3.7%	3.9%	6.2%	5.2%

Held noninterest expense	$5,816	$6,494	$1,956	$1,844	$2,016	$2,367	$2,138
Securitizations impact	—	—	—	—	—	—	—

Managed noninterest expense	$5,816	$6,494	$1,956	$1,844	$2,016	$2,367	$2,138

% of average managed outstandings	4.1%	4.9%	4.0%	3.9%	4.4%	5.1%	4.7%

Held income before income taxes	$7,071	$4,053	$2,342	$2,666	$2,063	$991	$1,582
Securitizations impact	—	—	—	—	—	—	—

Managed income before income taxes	$7,071	$4,053	$2,342	$2,666	$2,063	$991	$1,582

% of average managed outstandings	5.0%	3.1%	4.8%	5.7%	4.5%	2.1%	3.5%

Shareholder Value Added - Managed	$1,609	$53	$524	$725	$360	$(235)	$132
Merchant Acquiring Business:
Processing volume	$282,597	$251,337	$97,044	$97,229	$88,324	$101,601	$91,321
Total transactions (units in thousands)	6,057	5,358	2,101	2,069	1,887	2,058	1,906

(1)	Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Pro Forma View continued

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Key Measures - Card Services Data (1)
Loans
Period End:
On-balance sheet	$96,173	$91,727	$96,173	$93,217	$90,533	$96,756	$91,727
Securitizations impact	98,683	90,851	98,683	96,848	94,359	92,481	90,851

Managed	$194,856	$182,578	$194,856	$190,065	$184,892	$189,237	$182,578

Average:
On-balance sheet	$94,332	$85,250	$95,948	$93,115	$93,910	$93,216	$90,068
Securitizations impact	95,050	91,725	97,371	94,952	92,776	92,040	89,912

Managed	$189,382	$176,975	$193,319	$188,067	$186,686	$185,256	$179,980

Credit Quality:
Charge-Offs $:
Held net charge-offs	$2,676	$3,154	$1,094	$904	$678	$1,799	$1,066
Securitizations impact	2,340	3,447	908	778	654	1,493	1,093

Managed card services net losses	$5,016	$6,601	$2,002	$1,682	$1,332	$3,292	$2,159

Charge-Offs %:
Held net charge-offs	3.79%	4.95%	4.52%	3.89%	2.93%	7.66%	4.70%
Securitizations impact	(0.25)	0.04	(0.41)	(0.30)	(0.04)	(0.61)	0.06

Managed card services net losses	3.54%	4.99%	4.11%	3.59%	2.89%	7.05%	4.76%

30+ Delinquency $:
Held delinquency	$5,123	$3,708	$5,123	$4,528	$3,834	$3,668	$3,708
Securitizations impact	4,429	4,489	4,429	4,141	4,241	3,825	4,489

Managed delinquency	$9,552	$8,197	$9,552	$8,669	$8,075	$7,493	$8,197

30+ Delinquency %:
Held delinquency	5.33%	4.03%	5.33%	4.86%	4.23%	3.78%	4.03%
Securitizations impact	(0.43)	0.46	(0.43)	(0.30)	0.14	0.18	0.46

Managed delinquency	4.90%	4.49%	4.90%	4.56%	4.37%	3.96%	4.49%

90+ Delinquency $:
Held delinquency	$2,408	$1,692	$2,408	$2,208	$1,752	$1,692	$1,692
Securitizations impact	1,994	2,093	1,994	1,980	1,926	1,777	2,093

Managed delinquency	$4,402	$3,785	$4,402	$4,188	$3,678	$3,469	$3,785

90+ Delinquency %:
Held delinquency	2.50%	1.84%	2.50%	2.37%	1.94%	1.74%	1.84%
Securitizations impact	(0.24)	0.23	(0.24)	(0.17)	0.05	0.09	0.23

Managed delinquency	2.26%	2.07%	2.26%	2.20%	1.99%	1.83%	2.07%

(1)	Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Credit Card Only - GAAP (Purchase View) (1)

(Dollars in millions)
	Year-to-Date September 30		Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	2006	2005	2006	2006	2006	2005	2005
Key Measures - Credit Card Data
Loans
Period End:
On-balance sheet	$70,067	$56,079	$70,067	$71,566	$72,279	$58,548	$56,079
Securitizations impact	94,389	3,622	94,389	90,564	87,154	2,237	3,622

Managed	$164,456	$59,701	$164,456	$162,130	$159,433	$60,785	$59,701

Average:
On-balance sheet	$73,923	$53,033	$71,963	$73,285	$76,572	$56,858	$55,271
Securitizations impact	88,615	5,788	92,175	88,032	85,566	2,865	4,491

Managed	$162,538	$58,821	$164,138	$161,317	$162,138	$59,723	$59,762

Credit Quality
Charge-Offs $:
Held net charge-offs	$2,356	$2,286	$923	$780	$653	$1,366	$772
Securitizations impact	2,112	372	825	694	593	63	92

Managed credit card net losses	$4,468	$2,658	$1,748	$1,474	$1,246	$1,429	$864

Charge-Offs %:
Held net charge-offs	4.26%	5.76%	5.09%	4.27%	3.46%	9.53%	5.55%
Securitizations impact	(0.58)	0.28	(0.86)	(0.60)	(0.34)	(0.04)	0.19

Managed credit card net losses	3.68%	6.04%	4.23%	3.67%	3.12%	9.49%	5.74%

30+ Delinquency $:
Held delinquency	$4,234	$2,497	$4,234	$3,874	$3,306	$2,496	$2,497
Securitizations impact	4,152	246	4,152	3,831	3,924	42	246

Managed delinquency	$8,386	$2,743	$8,386	$7,705	$7,230	$2,538	$2,743

30+ Delinquency %:
Held delinquency	6.04%	4.45%	6.04%	5.41%	4.57%	4.26%	4.45%
Securitizations impact	(0.94)	0.14	(0.94)	(0.66)	(0.03)	(0.08)	0.14

Managed delinquency	5.10%	4.59%	5.10%	4.75%	4.54%	4.18%	4.59%

90+ Delinquency $:
Held delinquency	$2,036	$1,175	$2,036	$1,919	$1,540	$1,197	$1,175
Securitizations impact	1,860	121	1,860	1,826	1,767	20	121

Managed delinquency	$3,896	$1,296	$3,896	$3,745	$3,307	$1,217	$1,296

90+ Delinquency %:
Held delinquency	2.91%	2.09%	2.91%	2.68%	2.13%	2.05%	2.09%
Securitizations impact	(0.54)	0.08	(0.54)	(0.37)	(0.06)	(0.05)	0.08

Managed delinquency	2.37%	2.17%	2.37%	2.31%	2.07%	2.00%	2.17%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Credit Card Only - Pro Forma View (1)

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
Key Measures - Credit Card Data	2006	2005
Loans
Period End:
On-balance sheet	$70,067	$76,059	$70,067	$71,566	$72,279	$79,944	$76,059
Securitizations impact	94,389	83,634	94,389	90,564	87,154	85,272	83,634

Managed	$164,456	$159,693	$164,456	$162,130	$159,433	$165,216	$159,693

Average:
On-balance sheet	$73,923	$70,866	$71,963	$73,285	$76,572	$76,827	$74,834
Securitizations impact	88,615	84,935	92,175	88,032	85,566	84,819	82,987

Managed	$162,538	$155,801	$164,138	$161,317	$162,138	$161,646	$157,821

Credit Quality:
Charge-Offs $:
Held net charge-offs	$2,356	$2,754	$923	$780	$653	$1,569	$928
Securitizations impact	2,112	3,097	825	694	593	1,312	979

Managed credit card net losses	$4,468	$5,851	$1,748	$1,474	$1,246	$2,881	$1,907

Charge-Offs %:
Held net charge-offs	4.26%	5.20%	5.09%	4.27%	3.46%	8.10%	4.91%
Securitizations impact	(0.58)	(0.18)	(0.86)	(0.60)	(0.34)	(1.03)	(0.12)

Managed credit card net losses	3.68%	5.02%	4.23%	3.67%	3.12%	7.07%	4.79%

30+ Delinquency $:
Held delinquency	$4,234	$3,225	$4,234	$3,874	$3,306	$3,204	$3,225
Securitizations impact	4,152	4,135	4,152	3,831	3,924	3,543	4,135

Managed delinquency	$8,386	$7,360	$8,386	$7,705	$7,230	$6,747	$7,360

30+ Delinquency %:
Held delinquency	6.04%	4.24%	6.04%	5.41%	4.57%	4.01%	4.24%
Securitizations impact	(0.94)	0.37	(0.94)	(0.66)	(0.03)	0.07	0.37

Managed delinquency	5.10%	4.61%	5.10%	4.75%	4.54%	4.08%	4.61%

90+ Delinquency $:
Held delinquency	$2,036	$1,496	$2,036	$1,919	$1,540	$1,508	$1,496
Securitizations impact	1,860	1,921	1,860	1,826	1,767	1,642	1,921

Managed delinquency	$3,896	$3,417	$3,896	$3,745	$3,307	$3,150	$3,417

90+ Delinquency %:
Held delinquency	2.91%	1.97%	2.91%	2.68%	2.13%	1.89%	1.97%
Securitizations impact	(0.54)	0.17	(0.54)	(0.37)	(0.06)	0.02	0.17

Managed delinquency	2.37%	2.14%	2.37%	2.31%	2.07%	1.91%	2.14%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Reconciliation - GAAP (Purchase View) to Pro Forma

(Dollars in millions)
	Fourth Quarter 2005			Third Quarter 2005
Card Services Data (1)	Bank of America	Adjustments to include MBNA (2)	Combined	Bank of America	Adjustments to include MBNA (2)	Combined
Income Statement Data
Held total revenue	$2,245	$2,515	$4,760	$2,249	$2,743	$4,992
Securitizations impact	63	1,430	1,493	92	1,001	1,093

Managed total revenue	$2,308	$3,945	$6,253	$2,341	$3,744	$6,085

Held provision for credit losses	$1,191	$211	$1,402	$1,010	$262	$1,272
Securitizations impact	63	1,430	1,493	92	1,001	1,093

Managed provision for credit losses	$1,254	$1,641	$2,895	$1,102	$1,263	$2,365

Held noninterest expense	$711	$1,656	$2,367	$732	$1,406	$2,138
Securitizations impact	—	—	—	—	—	—

Managed noninterest expense	$711	$1,656	$2,367	$732	$1,406	$2,138

Held income before income taxes	$343	$648	$991	$507	$1,075	$1,582
Securitizations impact	—	—	—	—	—	—

Managed income before income taxes	$343	$648	$991	$507	$1,075	$1,582

	Year-to-Date September 30, 2005
	Bank of America	Adjustments to include MBNA (2)	Combined
Income Statement Data
Held total revenue	$6,341	$7,714	$14,055
Securitizations impact	372	3,075	3,447

Managed total revenue	$6,713	$10,789	$17,502

Held provision for credit losses	$2,808	$700	$3,508
Securitizations impact	372	3,075	3,447

Managed provision for credit losses	$3,180	$3,775	$6,955

Held noninterest expense	$2,257	$4,237	$6,494
Securitizations impact	—	—	—

Managed noninterest expense	$2,257	$4,237	$6,494

Held income before income taxes	$1,276	$2,777	$4,053
Securitizations impact	—	—	—

Managed income before income taxes	$1,276	$2,777	$4,053

(1)	Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services.
(2)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Card Services Results - Reconciliation - GAAP (Purchase View) to Pro Forma continued

(Dollars in millions)
	Fourth Quarter 2005			Third Quarter 2005
Card Services Data (2)	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans
Period End:
On-balance sheet	$61,397	$35,359	$96,756	$58,427	$33,300	$91,727
Securitizations impact	2,239	90,242	92,481	3,622	87,229	90,851

Managed	$63,636	$125,601	$189,237	$62,049	$120,529	$182,578

Average:
On-balance sheet	$59,479	$33,737	$93,216	$57,414	$32,654	$90,068
Securitizations impact	2,865	89,175	92,040	4,491	85,421	89,912

Managed	$62,344	$122,912	$185,256	$61,905	$118,075	$179,980

	Year-to-Date September 30, 2005
	Bank of America	Adjustments to include MBNA (1)	Combined
Loans
Period End:
On-balance sheet	$58,427	$33,300	$91,727
Securitizations impact	3,622	87,229	90,851

Managed	$62,049	$120,529	$182,578

Average:
On-balance sheet	$54,925	$30,325	$85,250
Securitizations impact	5,788	85,937	91,725

Managed	$60,713	$116,262	$176,975

	Fourth Quarter 2005			Third Quarter 2005
Credit Card Data (3)	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans
Period End:
On-balance sheet	$58,548	$21,396	$79,944	$56,079	$19,980	$76,059
Securitizations impact	2,237	83,035	85,272	3,622	80,012	83,634

Managed	$60,785	$104,431	$165,216	$59,701	$99,992	$159,693

Average:
On-balance sheet	$56,858	$19,969	$76,827	$55,271	$19,563	$74,834
Securitizations impact	2,865	81,954	84,819	4,491	78,496	82,987

Managed	$59,723	$101,923	$161,646	$59,762	$98,059	$157,821

	Year-to-Date September 30, 2005
	Bank of America	Adjustments to include MBNA (1)	Combined
Loans
Period End:
On-balance sheet	$56,079	$19,980	$76,059
Securitizations impact	3,622	80,012	83,634

Managed	$59,701	$99,992	$159,693

Average:
On-balance sheet	$53,033	$17,833	$70,866
Securitizations impact	5,788	79,147	84,935

Managed	$58,821	$96,980	$155,801

(1)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.
(2)	Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services.
(3)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Net interest income (1)	$8,069	$8,394	$2,643	$2,708	$2,718	$2,771	$2,749
Noninterest income
Service charges	2,100	1,977	710	703	687	641	671
Investment and brokerage services	801	775	252	277	272	271	267
Investment banking income	1,721	1,345	554	645	522	547	532
Trading account profits	2,591	1,463	711	872	1,008	307	571
All other income	2,011	1,697	1,145	508	358	421	499

Total noninterest income	9,224	7,257	3,372	3,005	2,847	2,187	2,540

Total revenue (1)	17,293	15,651	6,015	5,713	5,565	4,958	5,289

Provision for credit losses	102	(388)	22	41	39	97	12
Gains (losses) on sales of debt securities	34	168	14	(3)	23	95	17
Noninterest expense	8,953	8,166	2,965	2,957	3,031	2,967	2,854

Income before income taxes (1)	8,272	8,041	3,042	2,712	2,518	1,989	2,440
Income tax expense	3,051	2,933	1,120	999	932	707	889

Net income	$5,221	$5,108	$1,922	$1,713	$1,586	$1,282	$1,551

Shareholder value added	$1,865	$1,820	$828	$571	$466	$152	$450
Net interest yield (1)	1.76%	2.06%	1.65%	1.77%	1.88%	1.92%	1.92%
Return on average equity	16.50	16.43	18.62	15.92	15.02	11.99	14.91
Efficiency ratio (1)	51.77	52.17	49.30	51.75	54.46	59.84	53.96

Balance Sheet
Average
Total loans and leases	$242,161	$210,038	$246,419	$243,140	$236,818	$228,999	$216,121
Total trading-related assets	330,378	313,422	340,521	332,688	317,675	317,970	328,713
Total earning assets	612,441	543,719	636,614	613,246	586,916	571,099	566,674
Total assets	694,571	626,041	715,174	700,237	667,783	654,655	648,312
Total deposits	203,275	188,879	206,576	205,263	197,890	192,771	188,901
Allocated equity	42,308	41,556	40,941	43,179	42,824	42,412	41,265

Period End
Total loans and leases	$243,410	$220,873	$243,410	$246,287	$239,066	$232,631	$220,873
Total trading-related assets	296,504	273,261	296,504	294,435	268,932	291,267	273,261
Total earning assets	592,702	514,944	592,702	584,153	546,026	553,344	514,944
Total assets	675,893	602,008	675,893	665,943	630,960	633,314	602,008
Total deposits	199,737	184,518	199,737	203,138	198,576	198,352	184,518

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank	of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)
	Three Months Ended September 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$2,643	$1,131	$375	$979	$158
Noninterest income
Service charges	710	130	29	509	42
Investment and brokerage services	252	5	205	8	34
Investment banking income	554	—	554	—	—
Trading account profits	711	10	657	13	31
All other income	1,145	128	48	195	774

Total noninterest income	3,372	273	1,493	725	881

Total revenue (1)	6,015	1,404	1,868	1,704	1,039

Provision for credit losses	22	53	(3)	(1)	(27)
Gains on sales of debt securities	14	3	8	—	3
Noninterest expense	2,965	548	1,366	810	241

Income before income taxes (1)	3,042	806	513	895	828
Income tax expense	1,120	287	189	331	313

Net income	$1,922	$519	$324	$564	$515

Shareholder value added	$828	$145	$26	$387	$270
Net interest yield (1)	1.65%	1.92%	n/m	2.90%	n/m
Return on average equity	18.62	14.17	11.94%	33.37	n/m
Efficiency ratio (1)	49.30	39.02	73.14	47.51	n/m
Period end - total assets (2)	$675,893	$241,257	$374,488	$158,711	n/m

	Three Months Ended September 30, 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$2,749	$1,199	$453	$861	$236
Noninterest income
Service charges	671	127	34	468	42
Investment and brokerage services	267	5	217	7	38
Investment banking income	532	—	531	—	1
Trading account profits	571	5	516	12	38
All other income	499	171	93	173	62

Total noninterest income	2,540	308	1,391	660	181

Total revenue (1)	5,289	1,507	1,844	1,521	417

Provision for credit losses	12	113	(14)	—	(87)
Gains on sales of debt securities	17	2	3	—	12
Noninterest expense	2,854	499	1,198	786	371

Income before income taxes (1)	2,440	897	663	735	145
Income tax expense	889	328	241	265	55

Net income	$1,551	$569	$422	$470	$90

Shareholder value added	$450	$180	$153	$303	$(186)
Net interest yield (1)	1.92%	2.29%	n/m	2.36%	n/m
Return on average equity	14.91	14.93	17.14%	29.21	n/m
Efficiency ratio (1)	53.96	33.10	64.93	51.63	n/m
Period end - total assets (2)	$602,008	$217,357	$319,954	$165,021	n/m

(1)	Fully taxable-equivalent basis
(2)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)
	Nine Months Ended September 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$8,069	$3,476	$1,165	$2,901	$527
Noninterest income
Service charges	2,100	387	90	1,489	134
Investment and brokerage services	801	14	658	24	105
Investment banking income	1,721	—	1,720	—	1
Trading account profits	2,591	44	2,360	36	151
All other income	2,011	397	199	536	879

Total noninterest income	9,224	842	5,027	2,085	1,270

Total revenue (1)	17,293	4,318	6,192	4,986	1,797

Provision for credit losses	102	88	8	—	6
Gains on sales of debt securities	34	8	12	—	14
Noninterest expense	8,953	1,603	4,074	2,430	846

Income before income taxes (1)	8,272	2,635	2,122	2,556	959
Income tax expense	3,051	976	785	946	344

Net income	$5,221	$1,659	$1,337	$1,610	$615

Shareholder value added	$1,865	$432	$452	$1,053	$(72)
Net interest yield (1)	1.76%	2.03%	n/m	2.85%	n/m
Return on average equity	16.50	13.88	16.54%	30.27	n/m
Efficiency ratio (1)	51.77	37.14	65.79	48.74	n/m
Period end - total assets (2)	$675,893	$241,257	$374,488	$158,711	n/m

	Nine Months Ended September 30, 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (1)	$8,394	$3,633	$1,527	$2,411	$823
Noninterest income
Service charges	1,977	361	81	1,412	123
Investment and brokerage services	775	13	651	21	90
Investment banking income	1,345	—	1,344	—	1
Trading account profits	1,463	(36)	1,362	53	84
All other income	1,697	680	264	502	251

Total noninterest income	7,257	1,018	3,702	1,988	549

Total revenue (1)	15,651	4,651	5,229	4,399	1,372

Provision for credit losses	(388)	(141)	(14)	(5)	(228)
Gains on sales of debt securities	168	62	23	—	83
Noninterest expense	8,166	1,487	3,408	2,360	911

Income before income taxes (1)	8,041	3,367	1,858	2,044	772
Income tax expense	2,933	1,206	665	736	326

Net income	$5,108	$2,161	$1,193	$1,308	$446

Shareholder value added	$1,820	$997	$399	$808	$(384)
Net interest yield (1)	2.06%	2.43%	n/m	2.28%	n/m
Return on average equity	16.43	18.94	16.43%	27.09	n/m
Efficiency ratio (1)	52.17	31.97	65.18	53.64	n/m
Period end - total assets (2)	$602,008	$217,357	$319,954	$165,021	n/m

(1)	Fully taxable-equivalent basis
(2)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Business lending revenue (1)
Corporate lending (2)	$548	$1,099	$194	$199	$155	$248	$247
Commercial lending	3,231	3,121	1,030	1,148	1,053	986	1,081
Consumer indirect lending	547	493	183	184	180	186	181

Total revenue	$4,326	$4,713	$1,407	$1,531	$1,388	$1,420	$1,509

Business lending margin
Corporate lending	1.32%	1.80%	1.25%	1.36%	1.35%	1.53%	1.68%
Commercial lending	1.65	1.81	1.57	1.66	1.71	1.70	1.73
Consumer indirect lending	1.80	2.14	1.76	1.79	1.87	2.01	2.07

Provision
Corporate lending	$(107)	$(231)	$(21)	$(21)	$(65)	$11	$(52)
Commercial lending	(8)	(89)	9	(22)	5	110	89
Consumer indirect lending	203	179	65	62	76	87	76

Total provision	$88	$(141)	$53	$19	$16	$208	$113

Credit quality (% vs. loans) (3,4)
Criticized assets
Corporate lending	$1,477	$1,785	$1,477	$1,473	$1,593	$1,602	$1,785
	1.97%	2.60%	1.97%	1.96%	2.23%	2.27%	2.60%
Commercial lending	$5,132	$4,647	$5,132	$4,609	$4,540	$4,633	$4,647
	2.99%	2.92%	2.99%	2.72%	2.75%	2.82%	2.92%

Total	$6,609	$6,432	$6,609	$6,082	$6,133	$6,235	$6,432
	2.68%	2.82%	2.68%	2.49%	2.59%	2.66%	2.82%

Nonperforming assets
Corporate lending	$143	$230	$143	$165	$178	$182	$230
	0.38%	0.69%	0.38%	0.44%	0.46%	0.48%	0.69%
Commercial lending	$402	$469	$402	$463	$474	$430	$469
	0.28%	0.36%	0.28%	0.33%	0.34%	0.31%	0.36%

Total	$545	$699	$545	$628	$652	$612	$699
	0.30%	0.42%	0.30%	0.35%	0.37%	0.35%	0.42%

Average loans and leases by product
Commercial	$110,375	$97,399	$112,370	$110,391	$108,319	$104,832	$99,844
Leases	20,301	20,300	20,379	20,425	20,096	19,792	20,089
Foreign	12,189	9,033	12,623	12,186	11,748	10,473	9,384
Real estate	34,927	32,086	35,195	34,803	34,778	34,209	32,883
Consumer	34,478	27,634	35,706	34,128	33,579	32,307	31,070
Other	2,221	2,450	2,167	2,216	2,279	2,334	2,392

Total average loans and leases	$214,491	$188,902	$218,440	$214,149	$210,799	$203,947	$195,662

_________ (1) Includes Gains (Losses) on Sales of Debt Securities.
(2) Total corporate lending revenue	$548	$1,099	$194	$199	$155	$248	$247
Less: impact of credit mitigation	(159)	215	(36)	(39)	(84)	(36)	(18)

Corporate lending revenues excluding credit mitigation	$707	$884	$230	$238	$239	$284	$265

(3)	Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end-of- period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, stand by letters of credit, and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit.
(4)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Investment banking income
Advisory fees	$215	$222	$85	$54	$76	$73	$89
Debt underwriting	1,273	933	417	476	380	390	348
Equity underwriting	232	189	52	114	66	84	94

Total investment banking income	1,720	1,344	554	644	522	547	531

Sales and trading
Fixed income:
Liquid products	1,607	1,445	401	612	594	454	459
Credit products	678	570	238	141	299	64	219
Structured products	1,103	762	373	382	348	271	278

Total fixed income	3,388	2,777	1,012	1,135	1,241	789	956

Equity income	1,096	1,131	310	340	446	239	360

Total sales and trading	4,484	3,908	1,322	1,475	1,687	1,028	1,316

Total capital markets and advisory services revenue (1)	$6,204	$5,252	$1,876	$2,119	$2,209	$1,575	$1,847

Balance sheet (average)
Trading account securities	$134,663	$128,690	$143,250	$130,272	$130,323	$136,058	$138,874
Reverse repurchases	72,942	71,924	73,136	70,571	75,141	75,229	78,919
Securities borrowed	96,640	86,838	98,375	102,759	88,682	79,993	85,377
Derivative assets	22,260	22,156	21,608	25,259	19,894	21,918	21,437

Trading-related assets	$326,505	$309,608	$336,369	$328,861	$314,040	$313,198	$324,607

Sales credits from secondary trading
Liquid products	$699	$616	$223	$246	$230	$197	$192
Credit products	598	497	209	205	184	160	152
Structured products	496	437	158	176	162	128	167
Equities	620	615	193	206	221	211	201

Total	$2,413	$2,165	$783	$833	$797	$696	$712

Volatility of product revenues - 1 std dev
Liquid products	$7.0	$10.0	$7.8	$6.6	$5.9	$7.0	$11.1
Credit products	3.4	8.6	2.5	3.6	3.3	4.1	3.7
Structured products	5.6	6.8	5.3	6.6	4.6	6.8	8.1
Equities	2.0	4.0	1.0	2.7	2.0	1.3	6.0
Total	10.1	16.7	9.3	10.9	8.8	12.2	16.0

(1)	Includes gains (losses) on sales of debt securities.

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

Significant U.S. market share gains

•	#1 in syndicated loans and leveraged loans, ranked by number of deals

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

High yield debt

Investment grade debt

Convertible debt

•	M&A market share for YTD 05 includes MBNA; market share without MBNA is 9.3%

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management Segment Results (1)

(Dollars in millions, except as noted)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Net interest income (2)	$2,910	$2,814	$943	$986	$981	$1,001	$937
Noninterest income
Investment and brokerage services	2,546	2,348	843	870	833	792	793
All other income	335	259	82	99	154	98	89

Total noninterest income	2,881	2,607	925	969	987	890	882

Total revenue (2)	5,791	5,421	1,868	1,955	1,968	1,891	1,819

Provision for credit losses	(42)	(8)	(1)	(40)	(1)	1	(1)
Noninterest expense	2,975	2,763	992	991	992	948	924

Income before income taxes (2)	2,858	2,666	877	1,004	977	942	896
Income tax expense	1,057	959	324	370	363	336	328

Net income	$1,801	$1,707	$553	$634	$614	$606	$568

Shareholder value added	$1,009	$938	$291	$382	$336	$322	$310
Net interest yield (2)	3.34%	3.13%	3.22%	3.39%	3.41%	3.38%	3.10%
Return on average equity	23.34	22.68	21.68	25.76	22.69	21.95	22.51
Efficiency ratio (2)	51.37	50.97	53.12	50.68	50.39	50.12	50.79

Balance Sheet
Average
Total loans and leases	$60,496	$53,063	$62,271	$60,412	$58,766	$57,187	$55,260
Total earning assets (3)	116,490	120,304	116,124	116,571	116,784	117,534	119,974
Total assets (3)	124,234	128,095	123,796	124,345	124,571	125,312	127,805
Total deposits	113,906	118,174	113,529	114,195	114,001	114,859	118,135
Allocated equity	10,316	10,059	10,115	9,867	10,975	10,954	10,014

Period End
Total loans and leases	$63,301	$56,147	$63,301	$61,602	$59,512	$58,380	$56,147
Total earning assets (3)	117,258	117,613	117,258	115,200	117,779	121,269	117,613
Total assets (3)	125,247	125,684	125,247	123,119	125,799	129,232	125,684
Total deposits	114,721	116,364	114,721	113,222	115,290	115,454	116,364

Client Assets (in billions)
Assets under management	$517.1	$457.4	$517.1	$500.1	$493.9	$482.4	$457.4
Client brokerage assets	175.9	155.6	175.9	169.5	170.6	161.7	155.6
Assets in custody	93.1	96.1	93.1	95.2	97.0	94.2	96.1

Total client assets	$786.1	$709.1	$786.1	$764.8	$761.5	$738.3	$709.1

(1)	Global Wealth and Investment Management services clients through three primary businesses: The Private Bank, Columbia Management, and Premier Banking and Investments. In addition, ALM/Other includes the results of ALM activities and other Global Wealth and Investment Management businesses.
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and Total Assets include asset allocations to match liabilities (i.e., deposits).

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)
	Three Months Ended September 30, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$943	$242	$(13)	$490	$224
Noninterest income
Investment and brokerage services	843	248	374	183	38
All other income	82	11	16	31	24

Total noninterest income	925	259	390	214	62

Total revenue (2)	1,868	501	377	704	286

Provision for credit losses	(1)	(4)	—	3	—
Noninterest expense	992	342	250	340	60

Income before income taxes (2)	877	163	127	361	226
Income tax expense	324	60	47	133	84

Net income	$553	$103	$80	$228	$142

Shareholder value added	$291	$42	$43	$124	$82
Net interest yield (2)	3.22%	3.07%	n/m	4.12%	n/m
Return on average equity	21.68	17.51	19.00%	23.36	n/m
Efficiency ratio (2)	53.12	68.16	66.64	48.30	n/m
Period end - total assets (3)	$125,247	$32,648	$2,980	$51,828	n/m

	Three Months Ended September 30, 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$937	$252	$(2)	$444	$243
Noninterest income
Investment and brokerage services	793	252	330	176	35
All other income	89	15	10	40	24

Total noninterest income	882	267	340	216	59

Total revenue (2)	1,819	519	338	660	302

Provision for credit losses	(1)	(5)	—	6	(2)
Noninterest expense	924	302	221	329	72

Income before income taxes (2)	896	222	117	325	232
Income tax expense	328	80	42	117	89

Net income	$568	$142	$75	$208	$143

Shareholder value added	$310	$90	$35	$124	$61
Net interest yield (2)	3.10%	3.32%	n/m	3.15%	n/m
Return on average equity	22.51	27.16	16.88%	26.29	n/m
Efficiency ratio (2)	50.79	58.37	65.69	49.85	n/m
Period end - total assets (3)	$125,684	$30,999	$2,928	$56,992	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which increased average deposits $49.2 billion and $41.5 billion for the three months ended September 30, 2006 and 2005.
(2)	Fully taxable-equivalent basis
(3)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)
	Nine Months Ended September 30, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$2,910	$746	$(34)	$1,509	$689
Noninterest income
Investment and brokerage services	2,546	768	1,115	550	113
All other income	335	72	38	91	134

Total noninterest income	2,881	840	1,153	641	247

Total revenue (2)	5,791	1,586	1,119	2,150	936

Provision for credit losses	(42)	(52)	—	10	—
Noninterest expense	2,975	948	733	1,012	282

Income before income taxes (2)	2,858	690	386	1,128	654
Income tax expense	1,057	255	143	417	242

Net income	$1,801	$435	$243	$711	$412

Shareholder value added	$1,009	$255	$139	$433	$182
Net interest yield (2)	3.34%	3.23%	n/m	4.13%	n/m
Return on average equity	23.34	24.66	20.06%	27.10	n/m
Efficiency ratio (2)	51.37	59.72	65.56	47.07	n/m
Period end - total assets (3)	$125,247	$32,648	$2,980	$51,828	n/m

	Nine Months Ended September 30, 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other (1)
Net interest income (2)	$2,814	$748	$7	$1,227	$832
Noninterest income
Investment and brokerage services	2,348	781	965	502	100
All other income	259	48	23	112	76

Total noninterest income	2,607	829	988	614	176

Total revenue (2)	5,421	1,577	995	1,841	1,008

Provision for credit losses	(8)	(20)	—	14	(2)
Noninterest expense	2,763	918	669	956	220

Income before income taxes (2)	2,666	679	326	871	790
Income tax expense	959	244	117	314	284

Net income	$1,707	$435	$209	$557	$506

Shareholder value added	$938	$268	$97	$307	$266
Net interest yield (2)	3.13%	3.36%	n/m	2.93%	n/m
Return on average equity	22.68	26.06	16.27%	23.54	n/m
Efficiency ratio (2)	50.97	58.21	67.24	51.93	n/m
Period end - total assets (3)	$125,684	$30,999	$2,928	$56,992	n/m

(1)	Reflects Premier Banking and Investments cumulative migration which increased average deposits $47.8 billion and $37.7 billion for the nine months ended September 30, 2006 and 2005.
(2)	Fully taxable-equivalent basis
(3)	Total Assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
The Private Bank
Recurring asset management fees	$748	$765	$242	$260	$246	$247	$247
Brokerage commissions	20	16	6	8	6	5	5

Total Investment and Brokerage Services Income	$768	$781	$248	$268	$252	$252	$252

Assets Under Management	$166,570	$165,058	$166,570	$163,680	$165,996	$164,032	$165,058
Columbia Management
Recurring asset management fees	$1,114	$973	$374	$377	$363	$336	$332
Brokerage commissions	1	(8)	—	—	1	—	(2)

Total Investment and Brokerage Services Income	$1,115	$965	$374	$377	$364	$336	$330

Assets Under Management	$410,781	$332,364	$410,781	$394,355	$385,896	$361,179	$332,364
Premier Banking and Investments
Recurring asset management fees	$137	$87	$50	$46	$41	$38	$33
Brokerage commissions	413	415	133	142	138	130	143

Total Investment and Brokerage Services Income	$550	$502	$183	$188	$179	$168	$176

Assets Under Management	$16,804	$12,554	$16,804	$16,116	$15,325	$13,723	$12,554
Number of client managers	2,292	2,032	2,292	2,196	2,173	2,104	2,032
Number of financial advisors	1,903	1,925	1,903	1,869	1,873	1,895	1,925

Total Premier Banking and Investment Client Advisors	4,195	3,957	4,195	4,065	4,046	3,999	3,957

Brokerage Revenue per Financial Advisor (in thousands)	$217	$213	$67	$76	$74	$69	$75
All Other
Recurring asset management fees	$91	$75	$31	$30	$30	$28	$25
Brokerage commissions	22	25	7	7	8	8	10

Total Investment and Brokerage Services Income	$113	$100	$38	$37	$38	$36	$35

Assets Under Management Elimination	$(77,100)	$(52,577)	$(77,100)	$(74,007)	$(73,287)	$(56,540)	$(52,577)
Total Global Wealth and Investment Management
Recurring asset management fees	$2,090	$1,900	$697	$713	$680	$649	$637
Brokerage commissions	456	448	146	157	153	143	156

Total Investment and Brokerage Services Income	$2,546	$2,348	$843	$870	$833	$792	$793

Assets Under Management	$517,055	$457,399	$517,055	$500,144	$493,930	$482,394	$457,399
($ in billions)
Assets Under Management Rollforward
Beginning Balance	$482	$451	$500	$494	$482	$457	$442
Net flows	24	1	12	11	1	23	8
Market valuation/other	11	5	5	(5)	11	2	7

Ending Balance	$517	$457	$517	$500	$494	$482	$457

Assets Under Management Mix
Money market/other	$198	$162	$198	$192	$182	$185	$162
Fixed income	87	85	87	84	82	83	85
Equity	232	210	232	224	230	214	210

Total Assets Under Management	$517	$457	$517	$500	$494	$482	$457

% of Assets Under Management in 4 and 5 Star Funds (1)	61%	53%	61%	59%	56%	56%	53%
% of Assets Under Management in 1st and 2nd Quartiles (2)	88	77	88	85	82	78	77
Client Brokerage Assets
Total brokerage assets	$176	$156	$176	$170	$171	$162	$156

(1)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4&5 star rating. The assets under management of the Columbia Funds that had a 4&5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future results.

(2)	Results shown are defined by Columbia Management’s calculation of its percentage of assets under management in the top two quartiles of categories based on Morningstar (Equity categories, Lipper ( Fixed Income categories) (iMoneyNet Money Market funds). The category percentile rank was calculated by ranking the three year gross return of share classes within the categories stated above. The assets of the number of funds within the top 2 quartile results include both were added and then divided by Columbia Management’s total assets under management. Had fees been included, rankings would have been lower. Past performance is no guarantee of future results.

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

All Other Results (1)

(Dollars in millions)
	Year-to-Date September 30		Third Quarter 2006	Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005
	2006	2005
Net interest income (2)	$93	$(296)	$65	$33	$(5)	$(13)	$9
Noninterest income
Equity investment gains	1,835	1,471	687	577	571	493	640
All other income	(648)	(405)	(117)	(233)	(298)	(571)	(674)

Total noninterest income	1,187	1,066	570	344	273	(78)	(34)

Total revenue (2)	1,280	770	635	377	268	(91)	(25)

Provision for credit losses	(40)	37	—	(25)	(15)	3	41
Gains (losses) on sales of debt securities	(497)	847	(483)	(6)	(8)	(23)	13
Merger and restructuring charges	561	353	269	194	98	59	120
All other noninterest expense	58	240	(93)	33	118	60	132

Income before income taxes (2)	204	987	(24)	169	59	(236)	(305)
Income tax expense (benefit)	(7)	169	(76)	148	(79)	(178)	(185)

Net income	$211	$818	$52	$21	$138	$(58)	$(120)

Shareholder value added	$(483)	$(507)	$(215)	$(152)	$(116)	$(432)	$(614)

Balance Sheet
Average
Total loans and leases	$149,874	$122,963	$170,942	$144,490	$133,780	$128,152	$122,390
Total earning assets	200,384	137,418	220,767	193,519	186,490	159,023	151,211
Total assets	246,026	177,415	268,122	238,243	231,304	199,579	191,768
Total deposits	21,825	20,637	26,378	21,339	17,661	14,676	15,205

Period End
Total loans and leases	$166,710	$129,878	$166,710	$170,850	$137,111	$131,123	$129,878
Total earning assets	175,271	159,754	175,271	217,314	174,313	156,002	159,754
Total assets	253,151	197,649	253,151	262,140	217,195	197,998	197,649
Total deposits	20,658	12,536	20,658	23,664	28,120	14,763	12,536

(1)	All Other consists primarily of equity investments, the residual impact of the allowance for credit losses and the cost allocation processes, Merger and Restructuring charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated.
(2)	Fully taxable-equivalent basis

Components of Equity Investment Gains

(Dollars in millions)
	Three Months Ended September 30		Nine Months Ended September 30
	2006	2005	2006	2005
Principal Investing	$604	$550	$1,347	$1,096
Corporate and Strategic Investments (1)	83	90	488	375

Total All Other equity investment gains	687	640	1,835	1,471
Other equity investment gains (2)	18	73	287	220

Total consolidated equity investment gains	$705	$713	$2,122	$1,691

(1)	Various other equity investments not attributable to the three business segments.
(2)	Other equity investment gains include results from activities within the three business segments.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)
	September 30 2006	June 30 2006	Increase (Decrease) from 6/30/06
Consumer
Residential mortgage	$218,918	$222,803	$(3,885)
Credit card - domestic	60,130	62,990	(2,860)
Credit card - foreign	9,937	8,576	1,361
Home equity lines	71,577	68,856	2,721
Direct/Indirect consumer	62,985	59,281	3,704
Other consumer (1)	10,468	10,846	(378)

Total consumer	434,015	433,352	663

Commercial
Commercial - domestic	154,578	149,871	4,707
Commercial real estate (2)	37,121	37,262	(141)
Commercial lease financing	21,289	20,974	315
Commercial - foreign	22,146	26,494	(4,348)

Total commercial	235,134	234,601	533

Total	$669,149	$667,953	$1,196

(1)	Includes foreign consumer of $7.6 billion and $7.9 billion; and consumer finance of $2.9 billion and $3.0 billion at September 30, 2006 and June 30, 2006.
(2)	Includes domestic commercial real estate loans of $36.4 billion and $36.5 billion; and foreign commercial real estate loans of $768 million and $789 million at September 30, 2006 and June 30, 2006.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Commercial Credit Exposure by Industry (1)

(Dollars in millions)
	Commercial Utilized			Commercial Unfunded			Total Commercial
	September 30 2006	June 30 2006	Increase (Decrease)	September 30 2006	June 30 2006	Increase (Decrease)	September 30 2006	June 30 2006	Increase (Decrease)
Real estate (2)	$52,791	$51,133	$1,658	$22,815	$22,283	$532	$75,606	$73,416	$2,190
Diversified financials	27,074	27,179	(105)	40,567	40,542	25	67,641	67,721	(80)
Retailing	28,177	27,852	325	15,496	15,268	228	43,673	43,120	553
Government and public education	21,589	20,351	1,238	16,095	15,364	731	37,684	35,715	1,969
Capital goods	16,332	16,137	195	18,810	18,103	707	35,142	34,240	902
Banks	24,607	24,429	178	10,078	9,045	1,033	34,685	33,474	1,211
Consumer services	18,421	18,210	211	12,243	12,353	(110)	30,664	30,563	101
Individuals and trusts	18,720	18,515	205	10,134	9,913	221	28,854	28,428	426
Materials	15,710	17,426	(1,716)	12,131	12,220	(89)	27,841	29,646	(1,805)
Healthcare equipment and services	15,245	15,223	22	11,874	12,110	(236)	27,119	27,333	(214)
Commercial services and supplies	14,243	13,257	986	8,118	7,634	484	22,361	20,891	1,470
Food, beverage and tobacco	10,675	11,394	(719)	8,946	9,191	(245)	19,621	20,585	(964)
Energy	9,516	9,009	507	8,509	8,470	39	18,025	17,479	546
Utilities	6,714	6,868	(154)	11,007	10,169	838	17,721	17,037	684
Transportation	11,142	11,256	(114)	5,997	5,579	418	17,139	16,835	304
Insurance	6,646	6,872	(226)	10,101	10,685	(584)	16,747	17,557	(810)
Media	6,379	5,842	537	8,763	9,821	(1,058)	15,142	15,663	(521)
Religious and social organizations	7,817	7,668	149	2,747	2,564	183	10,564	10,232	332
Consumer durables and apparel	5,147	5,399	(252)	4,367	4,274	93	9,514	9,673	(159)
Telecommunication services	3,577	3,844	(267)	5,092	5,014	78	8,669	8,858	(189)
Pharmaceuticals and biotechnology	3,743	1,594	2,149	3,588	3,540	48	7,331	5,134	2,197
Technology hardware and equipment	2,820	2,903	(83)	4,393	3,904	489	7,213	6,807	406
Software and services	2,364	2,537	(173)	3,481	2,820	661	5,845	5,357	488
Automobiles and components	1,481	1,722	(241)	3,683	3,509	174	5,164	5,231	(67)
Food and staples retailing	2,122	2,144	(22)	1,960	2,272	(312)	4,082	4,416	(334)
Household and personal products	672	896	(224)	1,375	1,498	(123)	2,047	2,394	(347)
Semiconductors and semiconductor equipment	1,150	703	447	554	566	(12)	1,704	1,269	435
Other	5,531	4,098	1,433	455	383	72	5,986	4,481	1,505

Total	$340,405	$334,461	$5,944	$263,379	$259,094	$4,285	$603,784	$593,555	$10,229

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $7.8 billion and $10.9 billion at September 30, 2006 and June 30, 2006. In addition to cash collateral, derivative assets are also collateralized by $7.7 billion and $8.2 billion of other marketable securities at September 30, 2006 and June 30, 2006 for which the credit risk has not been reduced.
(2)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Net Credit Default Protection by Industry

(Dollars in millions)	September 30 2006	June 30 2006	Change
Telecommunication services	$(1,149)	$(1,317)	$168
Media	(971)	(1,035)	64
Retailing	(790)	(895)	105
Real estate	(785)	(835)	50
Materials	(649)	(877)	228
Consumer services	(573)	(540)	(33)
Automobiles and components	(518)	(513)	(5)
Insurance	(508)	(965)	457
Utilities	(450)	(689)	239
Banks	(415)	(364)	(51)
Capital goods	(412)	(426)	14
Commercial services and supplies	(407)	(452)	45
Energy	(373)	(392)	19
Food, beverage and tobacco	(348)	(349)	1
Healthcare equipment and services	(317)	(382)	65
Pharmaceuticals and biotechnology	(248)	(258)	10
Transportation	(222)	(218)	(4)
Food and staples retailing	(201)	(233)	32
Consumer durables and apparel	(190)	(210)	20
Software and services	(153)	(136)	(17)
Diversified financials	(45)	(129)	84
Semiconductors and semiconductor equipment	(45)	(44)	(1)
Government and public education	(30)	(45)	15
Technology hardware and equipment	(5)	(65)	60
Individuals and trusts	3	—	3
Household and personal products	75	75	—
Other (1)	661	1,751	(1,090)

Total	$(9,065)	$(9,543)	$478

(1)	Represents net credit default swaps (CDS) index positions, including tranched index exposure, which were principally investment grade. Indices are comprised of corporate credit derivatives that trade as an aggregate index value. Generally, they are grouped into portfolios based on specific ratings of credit quality or global geographic location. As of September 30, 2006 and June 30, 2006, CDS index positions were sold to reflect our current view of the credit markets.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Net Credit Default Protection by Maturity Profile

	September 30 2006	June 30 2006
Less than or equal to one year (1)	2%	(2)%
Greater than one year and less than or equal to five years	52	57
Greater than five years	46	45

Total	100%	100%

(1)	In order to mitigate the cost of purchasing ideal levels of credit protection, credit exposure can be added by selling credit protection. In the table, the distribution of maturities for net credit protection purchased is shown as positive percentages and the distribution of maturities for net credit protection sold as negative percentages.

Net Credit Default Protection by Credit Exposure Debt Rating

(Dollars in millions)
	September 30, 2006		June 30, 2006
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$(13)	0.1%	$(13)	0.1%
AA	(125)	1.4	(308)	3.2
A	(2,699)	29.8	(3,285)	34.4
BBB	(4,946)	54.6	(5,626)	59.0
BB	(1,463)	16.1	(1,425)	14.9
B	(360)	4.0	(405)	4.3
CCC and below	(112)	1.2	(186)	2.0
NR (1)	653	(7.2)	1,705	(17.9)

Total	$(9,065)	100.0%	$(9,543)	100.0%

(1)	In addition to unrated names, “NR” includes $661 million and $1,751 million in net CDS index positions at September 30, 2006 and June 30, 2006. While index positions are principally investment grade, CDS indices include names in and across each of the ratings categories.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4)	Total Cross- border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Foreign Exposure September 30, 2006	Increase/ (Decrease) from June 30, 2006
Region/Country
Asia Pacific
China (7)	$230	$70	$42	$3,167	$3,509	$—	$3,509	$(42)
South Korea	200	713	91	2,064	3,068	—	3,068	723
India	792	419	234	695	2,140	—	2,140	62
Taiwan	301	55	84	164	604	444	1,048	247
Hong Kong	367	51	23	374	815	—	815	(187)
Singapore	249	13	39	435	736	—	736	164
Macau	69	17	6	66	158	179	337	76
Malaysia	13	2	1	298	314	—	314	99
Other Asia Pacific (8)	4	21	9	317	351	—	351	(13)

Total Asia Pacific	2,225	1,361	529	7,580	11,695	623	12,318	1,129

Latin America
Mexico (9)	958	257	128	2,502	3,845	—	3,845	304
Brazil (10)	838	106	23	1,980	2,947	426	3,373	763
Chile	239	16	—	1	256	329	585	(527)
Argentina	36	17	—	74	127	60	187	36
Other Latin America (8)	102	105	4	62	273	15	288	5

Total Latin America	2,173	501	155	4,619	7,448	830	8,278	581

Central and Eastern Europe (8)	26	30	14	110	180	—	180	(12)

Total	$4,424	$1,892	$698	$12,309	$19,323	$1,453	$20,776	$1,698

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Asia Pacific excluding Japan, Australia and New Zealand; and all countries in Central and Eastern Europe excluding Greece.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $18 million and $52 million at September 30, 2006 and June 30, 2006. There are no other marketable securities collateralizing derivatives assets as of September 30, 2006, and June 30, 2006.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment except where the underlying securities are U.S. Treasuries, in which case the domicile is the U.S., and are therefore excluded from this presentation. For regulatory reporting under Federal Financial Institutions Examination Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.
(5)	Cross-border exposure includes amounts payable to us by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to us by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management subtracts local funding or liabilities from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at September 30, 2006 was $22.7 billion compared to $26.7 billion at June 30, 2006. Local liabilities at September 30, 2006 in Asia Pacific and Latin America were $16.9 billion and $5.8 billion, of which $7.5 billion were in Hong Kong, $6.2 billion in Singapore, $2.0 billion in Chile, $1.8 billion in Argentina $1.2 billion in Mexico, $897 million in South Korea, $871 million in India, $744 million in Uruguay, and $532 million in China. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $3.0 billion in China Construction Bank.
(8)	Other Asia Pacific, Other Latin America, and Central and Eastern Europe include countries each with total foreign exposure of less than $300 million.
(9)	Securities/Other Investments include an investment of $2.2 billion in Grupo Financiero Santander Serfin.
(10)	Securities/Other Investments include an investment of $1.9 billion in Banco Itau.

This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)
	September 30 2006	June 30 2006	March 31 2006	December 31 2005	September 30 2005
Residential mortgage	$599	$537	$538	$570	$493
Home equity lines	175	134	121	117	88
Direct/Indirect consumer	37	35	34	37	32
Other consumer	86	99	92	61	75

Total consumer	897	805	785	785	688

Commercial - domestic	544	606	631	581	641
Commercial real estate	68	59	72	49	44
Commercial lease financing	35	43	53	62	61
Commercial - foreign	36	54	43	34	64

Total commercial	683	762	799	726	810

Total nonperforming loans and leases	1,580	1,567	1,584	1,511	1,498
Foreclosed properties	76	74	96	92	99

Total nonperforming assets (1)	$1,656	$1,641	$1,680	$1,603	$1,597

Loans past due 90 days or more and still accruing	$2,719	$2,433	$1,924	$1,455	$1,417
Nonperforming assets / Total assets	0.11%	0.11%	0.12%	0.12%	0.13%
Nonperforming assets / Total loans, leases and foreclosed properties	0.25	0.25	0.27	0.28	0.29
Nonperforming loans and leases / Total loans and leases	0.24	0.23	0.26	0.26	0.27

Allowance for credit losses:
Allowance for loan and lease losses	$8,872	$9,080	$9,067	$8,045	$8,326
Reserve for unfunded lending commitments	388	395	395	395	390

Total	$9,260	$9,475	$9,462	$8,440	$8,716

Allowance for loan and lease losses / Total loans and leases	1.33%	1.36%	1.46%	1.40%	1.50%
Allowance for loan and lease losses / Total nonperforming loans and leases	562	579	572	532	556

Commercial utilized criticized exposure	$7,553	$7,246	$7,262	$7,527	$7,632
Commercial utilized criticized exposure / Commercial utilized credit exposure	2.22%	2.17%	2.26%	2.42%	2.57%

(1)	Balances do not include $99 million, $114 million, $84 million, $69 million and $114 million of nonperforming commercial assets, primarily commercial loans held-for-sale, included in Other Assets at September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)
	Third Quarter 2006 (1)		Second Quarter 2006 (1)		First Quarter 2006 (1)		Fourth Quarter 2005		Third Quarter 2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$6	0.01%	$14	0.03%	$10	0.02%	$5	0.01%	$7	0.02%
Credit card - domestic	853	5.42	723	4.46	634	3.77	1,366	9.53	772	5.55
Credit card - foreign	70	2.94	57	2.72	19	0.94	—	—	—	—
Home equity lines	11	0.06	12	0.07	9	0.05	7	0.04	9	0.06
Direct/Indirect consumer	152	0.99	103	0.73	79	0.58	81	0.69	60	0.50
Other consumer	85	3.03	75	2.80	42	1.67	118	7.06	58	3.42

Total consumer	1,177	1.07	984	0.97	793	0.82	1,577	1.79	906	1.06

Commercial - domestic	111	0.29	50	0.14	52	0.14	97	0.28	54	0.17
Commercial real estate	2	0.02	1	—	(1)	(0.01)	(3)	(0.03)	2	0.02
Commercial lease financing	—	—	(17)	(0.33)	(23)	(0.45)	(12)	(0.25)	209	4.06
Commercial - foreign	(13)	(0.21)	5	0.08	1	0.01	(11)	(0.21)	(26)	(0.55)

Total commercial	100	0.17	39	0.07	29	0.05	71	0.13	239	0.47

Total net charge-offs	$1,277	0.75	$1,023	0.65	$822	0.54	$1,648	1.16	$1,145	0.84

By Business Segment:
Global Consumer and Small Business Banking	$1,202	2.46%	$981	2.10%	$763	1.65%	$1,535	4.08%	$887	2.42%
Global Corporate and Investment Banking	63	0.10	62	0.10	50	0.09	87	0.15	240	0.44
Global Wealth and Investment Management	—	—	(43)	(0.29)	—	—	(1)	(0.01)	(1)	(0.01)
All Other	12	0.03	23	0.06	9	0.03	27	0.09	19	0.06

Total net charge-offs	$1,277	0.75	$1,023	0.65	$822	0.54	$1,648	1.16	$1,145	0.84

(1)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $10 million, $7 million and $71 million, credit card - foreign $5 million, $6 million and $38 million, direct/indirect consumer $5 million, $7 million and $60 million, other consumer $6 million, $3 million and $28 million, and commercial - domestic $0 million, $4 million and $13 million for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006. Refer to Exhibit A on page 46 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Bank of America Corporation

Year-to-Date Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)
	Nine Months Ended September 30
	2006 (1)		2005
	Amount	Percent	Amount	Percent
Residential mortgage	$30	0.02%	$22	0.02%
Credit card - domestic	2,210	4.53	2,286	5.76
Credit card - foreign	146	2.24	—	—
Home equity lines	32	0.06	24	0.06
Direct/Indirect consumer	334	0.77	167	0.50
Other consumer	202	2.52	157	3.00

Total consumer	2,954	0.96	2,656	1.07

Commercial - domestic	213	0.19	73	0.08
Commercial real estate	2	0.01	3	0.01
Commercial lease financing	(40)	(0.26)	243	1.58
Commercial - foreign	(7)	(0.04)	(61)	(0.45)

Total commercial	168	0.10	258	0.18

Total net charge-offs	$3,122	0.65	$2,914	0.74

By Business Segment:
Global Consumer and Small Business Banking	$2,946	2.08%	$2,565	2.41%
Global Corporate and Investment Banking	175	0.10	274	0.18
Global Wealth and Investment Management	(43)	(0.10)	4	0.01
All Other	44	0.04	71	0.08

Total net charge-offs	$3,122	0.65	$2,914	0.74

(1)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $88 million, credit card - foreign $49 million, direct/indirect consumer $72 million, other consumer $37 million and commercial - domestic $17 million for the nine months ended September 30, 2006. Refer to Exhibit A on page 46 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Information beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.

Exhibit A

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Net Charge-offs and Net Charge-off Ratios As Reported (1)

	Year-to-Date September 30, 2006			Third Quarter 2006			Second Quarter 2006			First Quarter 2006
	Average Outstanding			Average Outstanding			Average Outstanding			Average Outstanding
(Dollars in millions)	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent
Residential mortgage	$30	$201,777	0.02%	$6	$222,889	0.01%	$14	$197,228	0.03%	$10	$184,796	0.02%
Credit card - domestic	2,210	65,198	4.53	853	62,508	5.42	723	64,980	4.46	634	68,169	3.77
Credit card - foreign	146	8,725	2.24	70	9,455	2.94	57	8,305	2.72	19	8,403	0.94
Home equity lines	32	67,173	0.06	11	70,075	0.06	12	67,182	0.07	9	64,198	0.05
Direct/Indirect consumer	334	57,724	0.77	152	61,361	0.99	103	56,715	0.73	79	55,025	0.58
Other consumer	202	10,748	2.52	85	11,075	3.03	75	10,804	2.80	42	10,357	1.67

Total consumer	2,954	411,345	0.96	1,177	437,363	1.07	984	405,214	0.97	793	390,948	0.82

Commercial - domestic	213	148,746	0.19	111	153,007	0.29	50	148,445	0.14	52	144,693	0.14
Commercial real estate	2	36,968	0.01	2	37,471	0.02	1	36,749	—	(1)	36,676	(0.01)
Commercial lease financing	(40)	20,762	(0.26)	—	20,875	—	(17)	20,896	(0.33)	(23)	20,512	(0.45)
Commercial - foreign	(7)	24,088	(0.04)	(13)	24,761	(0.21)	5	24,345	0.08	1	23,139	0.01

Total commercial	168	230,564	0.10	100	236,114	0.17	39	230,435	0.07	29	225,020	0.05

Total net charge-offs	$3,122	$641,909	0.65	$1,277	$673,477	0.75	$1,023	$635,649	0.65	$822	$615,968	0.54

Impact of SOP 03-3 (2)
Residential mortgage	$—			$—			$—			$—
Credit card - domestic	88			10			7			71
Credit card - foreign	49			5			6			38
Home equity lines	—			—			—			—
Direct/Indirect consumer	72			5			7			60
Other consumer	37			6			3			28

Total consumer	246			26			23			197

Commercial - domestic	17			—			4			13
Commercial real estate	—			—			—			—
Commercial lease financing	—			—			—			—
Commercial - foreign	—			—			—			—

Total commercial	17			—			4			13

Total net charge-offs	$263			$26			$27			$210

Net Charge-offs and Net Charge-off Ratios
Excluding the Impact of SOP 03-3
Residential mortgage	$30	$201,777	0.02%	$6	$222,889	0.01%	$14	$197,228	0.03%	$10	$184,796	0.02%
Credit card - domestic	2,298	65,198	4.71	863	62,508	5.48	730	64,980	4.50	705	68,169	4.19
Credit card - foreign	195	8,725	2.98	75	9,455	3.13	63	8,305	3.02	57	8,403	2.77
Home equity lines	32	67,173	0.06	11	70,075	0.06	12	67,182	0.07	9	64,198	0.05
Direct/Indirect consumer	406	57,724	0.94	157	61,361	1.02	110	56,715	0.77	139	55,025	1.02
Other consumer	239	10,748	2.98	91	11,075	3.22	78	10,804	2.93	70	10,357	2.76

Total consumer	3,200	411,345	1.04	1,203	437,363	1.09	1,007	405,214	1.00	990	390,948	1.03

Commercial - domestic	230	148,746	0.21	111	153,007	0.29	54	148,445	0.15	65	144,693	0.18
Commercial real estate	2	36,968	0.01	2	37,471	0.02	1	36,749	—	(1)	36,676	(0.01)
Commercial lease financing	(40)	20,762	(0.26)	—	20,875	—	(17)	20,896	(0.33)	(23)	20,512	(0.45)
Commercial - foreign	(7)	24,088	(0.03)	(13)	24,761	(0.21)	5	24,345	0.08	1	23,139	0.01

Total commercial	185	230,564	0.11	100	236,114	0.17	43	230,435	0.07	42	225,020	0.08

Total net charge-offs	$3,385	$641,909	0.70	$1,303	$673,477	0.77	$1,050	$635,649	0.66	$1,032	$615,968	0.68

(1)	Percentage amounts are calculated as annualized net charge-offs divided by average outstanding loans and leases during the period for each loan category.
(2)	The impact of SOP 03-3 on average outstanding loans and leases for the three months ended September 30, 2006, June 30, 2006 and March 31, 2006, and the nine months ended September 30, 2006 was immaterial.

This information is preliminary and based on company data available at the time of the presentation.